UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61 Place Shawnee Mission, KS			66205
(Address of principal executive offices)			(Zip code)

Clay E. Brethour 5420 W. 61 Place Shawnee Mission, KS 66205
(Name and address of agent for service)

Registrant’s telephone number, including area code:		913-677-7778

Date of fiscal year end:	March 31, 2020

Date of reporting period:	September 30, 2019

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on the Funds' website (buffalofunds.com/our-funds/performance/#literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you hold your shares directly with the Funds, by calling (800) 492 8332.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (800) 492-8332 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary or directly with the Funds.

MESSAGE TO OUR SHAREHOLDERS

DEAR SHAREHOLDERS,

Equity markets in the U.S. continued their advance during the semi-annual reporting period as the Standard & Poor's 500 Index produced a return of 6.08% for the past six-months ending September 30, 2019. This result pushed stocks to their biggest year-to-date gains since 1997 with a return of 20.55% from January 1st to September 30th. With interest rates in decline since the beginning of the year combined with modest economic growth, high yield bonds, as measured by the ICE BofA ML U.S. High Yield Master II Index, generated a return of 3.82% for the semi-annual period. However, capital markets outside the U.S. were less robust as the Morningstar Global Markets ex-US Index advanced by just 1.09% from March 31st to September 30th due to signs of slowing global growth and ongoing structural issues in Europe. While positive absolute returns extended the longest bull market on record, the rapidly-changing environment continued to increase the volatility in the market to whatever the flavor of the day was — growth or value, risk on or risk off, international exposure versus U.S. exposure, etc.

We often describe market risk to shareholders by using the analogy of climbing a tree. At the base of the tree looking up, one sees a vast amount of opportunity and limbs that should be easy to hold, risk is far from the mind because there is little downside as you start the climbing endeavor. This ground level start is relatable to capital markets in 2009, when risk had been washed out of the system via a massive reset of equity prices. Simultaneously, central banks throughout the world made a concerted effort to stimulate the world's economies at a level never experienced before. However, ten years later and higher up in the tree one becomes more aware of surroundings and thoughts enter the mind regarding risk because there are real consequences to a misstep or broken branches. This describes today's investing environment where there are an abundance of data points impacting the marketplace. Some of the news has been influencing equity prices for years like Britain's pending exit from the European Union (Brexit), Central Bank monetary policy, and trade disputes, but others have developed more recently.

For some time now, we have been stating that a resolution to the ongoing trade war between the U.S. and China would be a critical factor for markets moving forward. Thus far, whenever there are indications of a trade agreement, the stock market responds favorably. We believe trade deal negotiations will come to a positive conclusion before the U.S. Presidential election in 2020. However, after the news headlines announce the deal, the tugs and pulls between China and the U.S. will likely continue for years to come as ending the trade war might mean something quite different to each side. China would prefer all tariffs be lifted immediately. However, with their history of backsliding on negotiated deals, the U.S. will likely demand that current tariffs remain and the lifting of tariffs occur incrementally, as evidence of compliance to the agreement is substantiated. Trade deals are difficult to monitor and enforce, so Washington needs to hold on to at least some leverage to ensure China follows through. Although China celebrated its 70th anniversary of the founding of the People's Republic of China on October 1st, with strong words from President Xi Jinping about the strength of their country, the reality is China is struggling on multiple fronts. While the general market will see the initial advantage of a trade pact, and some sectors like agriculture will have immediate benefits, others may have to wait for fundamental improvements to business through the reduction of current tariffs in the future.

Another data point that continues to influence the market is monetary policy throughout the world. 16 global central banks have recently lowered interest rates. With more than $15 trillion dollars of worldwide debt currently yielding negative interest rates, investors continue to gravitate towards equities. In the U.S., rates are likely going lower. The U.S. Manufacturing Purchasing Managers Index from the Institute for Supply Management came in at 47.8% in September, the lowest reading since June 2009. This result marked the second consecutive month of negative growth, as any figure below 50% signals a contraction. This confirms the concern that Federal Reserve Chairman Powell has, after lowering short-term rates by another quarter of a percent to a range of 1.50% to 1.75%, its third cut this year. We are not convinced that additional rate cuts will have much effect to address anxieties over trade uncertainty and delayed capital spending by corporations going forward.

While a U.S. recession is likely to happen at some point, we do not believe it will occur in 2019, but we would not be surprised to see a pause or even some giveback in stock prices over the next six months or so. While the market environment for equities remains favorable, we expect an increase in short-term volatility. Regardless of the gyrations in the market, we take a long-term approach to investing. At Buffalo Funds, our investment philosophy focuses on companies with underappreciated growth prospects that are potential beneficiaries of long-term secular growth trends, trading at attractive valuations, regardless of the economic backdrop. As always, we greatly appreciate the trust you have placed in our investment capabilities and look forward to continuing to serve as your investment advisor in the future.

Sincerely,

Clay E. Brethour

President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management, Inc. is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

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TABLE OF CONTENTS

Portfolio Management Review	6
Investment Results	16
Expense Example	20
Allocation of Portfolio Holdings	24
Schedules of Investments or Options Written	26
Buffalo Discovery Fund (BUFTX)	26
Buffalo Dividend Focus Fund (BUFDX)	32
Buffalo Emerging Opportunities Fund (BUFOX)	39
Buffalo Flexible Income Fund (BUFBX)	44
Buffalo Growth Fund (BUFGX)	51
Buffalo High Yield Fund (BUFHX)	56
Buffalo International Fund (BUFIX)	67
Buffalo Large Cap Fund (BUFEX)	76
Buffalo Mid Cap Fund (BUFMX)	81
Buffalo Small Cap Fund (BUFSX)	86
Statements of Assets and Liabilities	92
Statements of Operations	94
Statements of Changes in Net Assets	96
Financial Highlights	100
Notes to Financial Statements	120
Notice to Shareholders
Privacy Policy	132

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

BUFFALO DISCOVERY FUND

The Buffalo Discovery Fund returned 5.54% during the six-month period ending September 30, 2019, outperforming the benchmark Morningstar US Mid Growth Index return of 3.76%. Strong stock selection within the Consumer Discretionary and Financials sectors more than offset relatively weak performance of the fund's Material and Consumer Staples sector holdings. Additionally, having minimal exposure to the Energy sector, the worst performing sector during the time period, helped relative performance. During the third quarter, the fund was more conservatively positioned versus the benchmark, nonetheless, the fund is starting to take advantage of the recent weakness in more cyclical sensitive stocks and finding opportunities at more reasonable valuations.

Relative to the benchmark, the portfolio's top three contributing sectors were Energy, Consumer Discretionary and Industrials. Materials and Information Technology were relative laggards.

Among the top contributors during six-month time period were Insulet Corporation (PODD), Copart (CPRT) and Total System Services (TSS). Insulet is a medical device company that has developed an insulin infusion system (OmniPod) for people with insulin-dependent diabetes. The company reported a strong beat for second quarter earnings, as adoption of unique wearable technology continues to accelerate. We believe the company continues to have a significant runway for growth. Copart, which engages in the provision of online auctions and vehicle remarketing services, reported two strong consecutive quarters of beating financial expectations. Meanwhile, Total System Services, a provider of electronic payment processing services to banks and other financial institutions, was acquired by Global Payments (GPN) in May.

The biggest detractors in the period were Blackberry (BB) and Align Technology (ALGN). Blackberry's transition into a premier software security company continues to take longer than anticipated, as management lowered its fiscal year 2020 outlook on weaker enterprise trends and slower product integration of Cylance, a recently acquired cybersecurity firm, which negatively affected the stock price during the time period. Align, as it traditionally does, gave conservative guidance for the next quarter; however, it was the second quarter case numbers that had investors wondering if management's guidance was conservative enough with perceived competitive pressures in the clear aligner marketplace. We believe that management's long-term revenue outlook of 20 to 30% continues to be achievable with the vastly underpenetrated global clear aligner market. Nonetheless, with two new public companies gaining more visibility with their clear aligner product offerings, the stock could have some volatility in the short-term as investors take a wait-and-see approach on whether Align's market leadership will be challenged. We believe it will remain the market leader and preferred clear aligner choice.

Looking forward, we expect the U.S.-China trade dispute will be resolved in some fashion within the next six months. While it appears that the global economy is slowing, we believe a trade deal could spur the bull market upward, particularly for cyclical stocks that have been delaying corporate investment decisions until there is a resolution. Additional factors, such as low inflation, accommodative monetary policies throughout the world, and low unemployment rates should continue to provide a healthy backdrop for corporate earnings growth.

Easy money for much of the past 10 years and rising expectations for more accommodative monetary policies have led to asset inflation and generally elevated growth stock valuations. Expensive stocks continue to be littered throughout the market, which provides the potential to protect shareholders from capturing the extreme downside of any market correction through prudent active investment management. While we trimmed economically sensitive cyclical positions earlier in the year due to high valuations, we are selectively putting capital to work in the area as valuations have come down and uncertainty reduced with the prospect of a trade agreement.

We believe a volatile, more discerning market could continue to materialize through 2020, as the political rhetoric heats up during the presidential election year. Volatility may favor judicious growth stock investors where a steady hand and active management with an eye

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toward quality, improving profit cycle dynamics, and attractive risk-adjusted returns could hold advantage. The fund continues to invest in disruptive and innovative growth companies with attractive valuations identified through our internal analysis; a strategy we believe should be a key driver to above-index, risk-adjusted returns over the long term.

Economic conditions may ebb and flow, but our focus remains steadfast on investing in attractively priced, financially strong, well-managed companies whose innovative strategies should fuel secular growth opportunities. We seek those opportunities where thoughtful management teams are in a favorable position to use innovation for market advantage and sustained value creation. Successful innovation may often lead to disruptive share gains in large existing markets or the creation of large, new market opportunities, a strategy that we believe is less dependent on the overall macro environment for growth.

BUFFALO DIVIDEND FOCUS FUND

The Buffalo Dividend Focus Fund posted a six-month return of 6.69%, outperforming the Morningstar US Large-Mid Cap Index return of 5.91% and the S&P 500 Index return of 6.08%. Sector weightings and security selection influenced the fund's performance. Portfolio sectors with highest weightings, Information Technology, Financials, and Consumer Discretionary posted positive returns and had favorable relative performance to comparable index sectors. The fund's Health Care and Energy sectors (sectors comprising less the 16% of the fund) generated negative returns, with Health Care lagging the comparable index sector.

Specific securities that contributed most positively to performance include Microsoft Corporation (MSFT), Medicines Company (MDCO), and Apple Inc. (AAPL). Microsoft advanced on growing momentum from its cloud services and enterprise products boosting recent earnings results. Medicines Company gained on favorable results from Phase 3 trial studies evaluating its LDL-cholesterol lowering drug, inclisiran. Apple rallied on new product announcements (iPhone 11 series) and services (Apple TV) with favorable price points. In addition, investors now expect a robust 5G phone launch next year.

Specific securities that detracted from performance include AMC Entertainment Holdings (AMC), Halliburton Company (HAL) and Anthem (ANTM). AMC fell on lagging box office results and concerns regarding its high debt leverage. Halliburton dropped due to weak financial results and lower oil prices from yearly highs. Anthem declined on reports that health insurers are paying out a higher percentage of the premiums they take in to cover patients' medical claims (medical-loss ratio or MLR) and presidential candidates pushing forms of single payer systems or Medicare for all.

The mid-single digit gain in the stock market for the six-month period have been primarily driven by investor positioning regarding trade policies (U.S. — China, Britain's exit from the European Union, etc.) and The Federal Reserve's (the Fed) monetary policy. The lack of agreements on major trade deals (rhetoric regarding tariffs and no deal strategies) are curtailing companies from making long-term capital spending plans, which could lead to slowing or negative gross domestic product (GDP) growth. Certain indicators such as yield curve inversions are already signaling a recession 6-18 months out. Resolving the trade deals (especially U.S.-China) would provide companies with more certainty to make capital investment decisions, boost consumer confidence, and accelerate GDP and revenue growth. Lack of progress could raise the prospects for an economic slowdown. The Fed will need to adjust its policy accordingly. During the period, the Fed delivered on their dovish outlook by cutting rates twice, and growing the balance sheet. With fed funds target rate below 2%, there is only limited ability to cut rates in the future before going negative. The Fed will likely have to use its balance sheet if it needs to be more aggressive with its monetary policy.

Despite the uncertainty regarding trade policies and the Fed's reaction, we remain focused on wide moat, large capitalization companies trading at reasonable valuations, in our view. As always, the fund will continue to emphasize competitively advantaged companies that can be purchased at a fair value, by our internal analysis. If stock market volatility spikes, we will look for opportunities that fit our investment criteria and to be ready when market declines provide attractive entry points.

BUFFALO EMERGING OPPORTUNITIES FUND

The Buffalo Emerging Opportunities Fund posted a return of 1.83% for the six-month period ending September 30, 2019. This compares to the Morningstar US Small Growth Index return of -2.09%. There was an

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increase in market volatility during the six month period that was due to many of the overall market sentiment drivers (trade tensions, fed policy, etc.) in addition to some pushback on the valuation of high growth, high relative valuation names.

As has been the trend for several quarters now, we continue to see outperformance by the larger constituents (larger market caps) within the small cap growth universe. This trend poses as a modest headwind to the fund as our strategy primarily seeks opportunities on the smaller end of the small cap growth universe.

The fund's outperformance compared to the index during the semi-annual period was led by Financials and Healthcare sector holdings. The fund maintained an overweight to Financials and produced a return of 22.7%, on average, compared to the benchmark return of -5.2% for the sector. The fund also outperformed in Healthcare and benefitted from an underweighted position to the weak performing benchmark sector due to our small exposure to the Biotech industry. As has been the case for an extended period of time, fund management has actively made the decision to be underweight Biotech given the often binary outcome for stocks in this industry related to the drug approval process.

The market seemed to struggle for direction during much of the review period with daily headlines involving trade wars, U.S. Federal Reserve (the Fed) monetary policy, political tensions, etc. The Fed will continue to look for ways to bolster the economy as it has for the past 10 years and we anticipate a resolution on the China trade deal will likely happen before the 2020 election.

As mentioned above, we operate on the small end of the small cap growth spectrum and will continue to seek investment opportunities that can sustain growth due to secular trends and from the innovation and disruption they are introducing to an industry. We believe less investor interest in our segment of the market creates opportunities for us to uncover value. The fund ended September 30, 2019 with 67 holdings. As always, we will be playing close attention to the valuations of portfolio holdings and we will utilize market volatility to trim or add to positions as risk/reward profiles improve or degrade.

The Buffalo Emerging Opportunities Fund is primarily focused on identifying innovation within U.S. companies with North American revenue bases. We continue to look for prudent ways to deploy cash and remain long-term focused, aiming to be shrewd when the market environment presents opportunity and more cautious when it does not. With an active share of greater than 95%, the fund will continue to offer a distinct offering from the index and category peers.

BUFFALO FLEXIBLE INCOME FUND

The Buffalo Flexible Income Fund produced a return of 1.49% for the six months ended September 30, 2019, which underperformed the Morningstar Moderately Aggressive Target Risk Index return of 3.91%. The fund's peer group index, the Lipper Mixed-Asset Target Allocation Moderate Funds Index, produced a return of 4.19% for the same period. The primary drivers of underperformance were from the energy and consumer discretionary sectors. The relative underperformance within the Energy sector was primarily due to the fund's overweight position as Energy was the worst performing sector in the index during the period. Energy companies have faced pressure due to fears of declining secular growth as a result of competition from renewables, oversupply concerns (primarily due to the growth of U.S. shale production) and concerns about the ongoing trade wars. Specific securities that negatively impacted performance within the portfolio were Schlumberger and Apache. The companies' have been negatively impacted by the weak macro environment for exploration and production (E&P), which has resulted in declines in drilling activity and eroded fracking pricing. Meanwhile the underperformance within the Consumer Discretionary sector was due to weak stock selection as a result of the investment in Lions Gate Entertainment. Lions Gate has been negatively impacted by lower forecasted earnings growth, competitive concerns from Amazon and Netflix and their disruption potential to the traditional studio model, as well as, concerns about carrier renewals, including Comcast.

During this review period, the stock market has been primarily driven by expansion in market valuation metrics, as earnings have been relatively flat. Aiding the valuation expansion has been the Federal Reserve's (the Fed) dovish pivot on monetary policy indicating that future interest rate action will be down. The Fed has become concerned with inflation running below their targeted levels and slowing economic growth. Vagaries regarding trade policy (tariffs and trade agreements), evolving geopolitical risks, and the dividend congress further limit their forecasting abilities. A key driver for

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further stock market advancement is likely to be impacted by trade and tariff news and how aggressive the Fed cuts rates and how many cuts they ultimately decide to make. As always, we appreciate your confidence in our investment capabilities over the long term.

BUFFALO GROWTH FUND

The Buffalo Growth Fund advanced 6.57% during the semi-annual period, outperforming the Morningstar US Growth Index, which gained 4.10%. Stock selection in Consumer Discretionary and Information Technology were key drivers of outperformance relative to the index while the Health Care sector was a relative laggard during the period.

Microsoft was the fund's top contributor with the stock increasing by about 19%. The company continued to successfully transition from a software company into a cloud provider that can deliver a wide variety of platform-as-a-service and infrastructure-as-a-service solutions at scale. We believe the company can continue to achieve double-digit revenue growth augmented with margin expansion.

The Home Depot, Inc. was the fund's second best contributor, increasing around 22%. The company is one of the largest home improvement retailers in the U.S. with high correlation to housing markets, consumer spending and interest rates. Its stock experienced a strong rally after sales and earnings proved better than feared amidst a housing pause earlier in the year. A growing investor appetite for companies with U.S. revenue exposure that can benefit from easing Fed policy and a strong jobs environment also propelled the stock.

Meanwhile Align Technology, a market-leading producer of clear dental aligners, was the largest detractor during the period. Company leadership moderated investor expectations citing consumer softness in China and slower young adult case volume growth in the U.S. We believe the company is well positioned to remain a disruptive technology leader with the potential to innovate and expand its addressable market opportunity.

We have been managing the fund actively, seeking to deploy capital into investments we believe have the most favorable risk/reward tradeoffs. The fund finished the period with 57 holdings (excluding cash), adding 10 new positions and selling out of 10, to end unchanged during the six-month period.

Looking forward into the 4th quarter of 2019 and beyond, we remain cautiously optimistic about the long-term outlook for stocks, but believe markets could be poised for continued volatility. Interest rates, inflation, and unemployment remain relatively low by historical standards providing a healthy backdrop for corporate earnings growth and growth stock investing. Meanwhile, global central bankers have pledged to keep the long-running economic expansion alive with stimulus measures as needed. Countering this healthy backdrop are high valuations, political uncertainty and deteriorating leading indicators for global trade and manufacturing.

Easy money for much of the past ten years, and rising expectations for more to come, have led to asset inflation and generally elevated growth stock valuations. President Trump's ongoing, and as yet unresolved, trade dispute with China has no obvious end in sight. However, we believe he has a strong incentive to reach an agreement in order to prevent deterioration in the U.S. economy and sinking stock markets going into the 2020 election year. The timing is more uncertain.

We continue to see mixed signals about the outlook for the U.S. economy as the job market has remained relatively strong, but some data has pointed to slowing economic growth. The Federal Reserve cut rates twice in the third quarter, but the environment that will catalyze more easing is unclear. We expect political concerns to drive market volatility as the Democrat-led House of Representatives explores an impeachment process against President Trump. Meanwhile, global trade tensions are weighing on consumer and business confidence where recent surveys point to a slowdown amongst global purchasing managers.

The volatility may favor judicious growth stock investors where a steady hand and active management with an eye toward quality, improving profit cycle dynamics and relatively attractive risk-adjusted returns could hold an advantage. Economic conditions may ebb and flow, but our focus remains steadfast; to invest in attractively priced, financially strong, well-managed companies that can benefit from secular growth opportunities.

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BUFFALO HIGH YIELD FUND

The Buffalo High Yield Fund increased 3.69% for the six months ending September 30, 2019, trailing the ICE BofAML U.S. High Yield Master II Index, which returned 3.82% for the six-month period. Also, for comparison, the Lipper High Yield Bond Funds Index produced a return of 3.90% for the semi-annual period.

After producing positive returns in the June quarter of 2019, the U.S. high yield sector continued to push higher generating positive performance in the September quarter albeit to a lesser extent. The market's performance during the six months was impacted by: (i) continued modest economic growth of U.S. Gross Domestic Product; (ii) two 0.25% interest rate cuts from the U.S. Federal Reserve (the Fed) with a signaled "wait and see" approach going forward; (iii) volatile movements in crude oil prices that negatively affected the energy space; and (iv) the equity market indexes continuing their climb higher. The Fed's cuts, and the resulting decline in the level of short-term interest rates (3-Month LIBOR down 59 basis points to 2.09%), encouraged investors to buy risky assets. The 10-year Treasury Bond returned 7.7% during the six-month period outpacing the S&P 500 stock index return of 6.1%.

Despite increased market volatility, high yield mutual funds experienced positive cash inflows during the six months ending September of about $3.8 billion. The $143 billion in high yield new issuance during the six months was up sequentially ($84 billion in the March period) and also higher year-over-year ($96 billion for the September 2018 period).

Over the six month time frame, the yield on the 10-year Treasury Bond dropped by 83 bps from 2.50% to 1.67%. The U.S. high yield universe as a whole followed suit with positive returns and lower yields despite the Energy sector continuing to be punished by plunging crude oil prices. According to data from JP Morgan, the higher quality end of the credit spectrum (i.e., single B-rated and above), continued its year-to-date trend of outperforming lower rated issues.

The U.S. high yield market's spread to worst at the end of the period was 475 bps, 110 bps wider than the preceding September quarter, but still 135 basis points below its 20-year historical average of 610 basis points. The yield to worst for the high yield market as of September 30, 2019 was 6.39%, below the 8.83% 20-year average, and below the yield of 6.53% as of September 30, 2018.

The Fund's composition by asset class at quarter end was as follows:

	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
Straight Corporates	67.2%	68.2%	65.4%	64.7%	65.0%
Convertibles	8.3%	7.5%	10.1%	12.1%	13.4%
Bank Loans	19.7%	20.2%	17.2%	15.2%	16.0%
Preferred Stocks	0.0%	0.0%	0.0%	0.0%	0.0%
Convertible Preferreds	0.5%	0.6%	0.6%	0.0%	0.0%
Common Stocks	1.1%	0.8%	0.7%	1.4%	1.2%
Cash	3.1%	2.7%	6.0%	6.5%	4.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

The approximate rate and contribution of return from the various asset classes in the Fund during the quarter is as follows:

	Approximate Unweighted Return	Approximate Contribution to Return
Straight Corporates	4.3%	2.86%
Convertibles	5.0%	0.60%
Bank Loans	4.8%	0.81%
Preferred Stocks	0.0%	0.00%
Convertible Preferreds	-1.6%	-0.01%
Common Stocks	-16.9%	-0.16%
Total	3.67%	3.67%

Specific securities that contributed most positively to performance include Medicines Company 2.750% convertible bonds, Maxar Technology bank debt, and Consolidated Communication 6.500% corporate bonds. Medicines Company convertible bonds rose due to favorable study results for its new cholesterol lowering medication. Maxar advanced as the new CEO stated publicly that the company would be able to stay within its debt covenants after they received payments from two insurance settlements and won a new significant contract from NASA. Consolidated Communications reported solid earnings during the period and management announced that it was eliminating the dividend and using the cash flow to de-leverage its balance sheet.

Specific securities that detracted most from performance include LSC Communications 8.750% corporate bonds, Teva Pharmaceuticals 6.750% corporate bonds, and Lions Gate Entertainment common stock. The LSC bonds declined after the U.S. Department of Justice announced that it was blocking the acquisition of LSC by Quad Graphics. Teva bonds declined as the company was wrapped up in opioid litigation, which triggered us to review fund exposure to Teva during the period. Lions

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Gate's common stock was under pressure as the company struggled to find an international distribution partner and concern about whether Comcast will renew its agreement for Starz at the end of 2019.

A growing economy with modest inflation has created a favorable environment for risky assets; however, market participants are becoming increasingly concerned about an ongoing trade war with China, political uncertainty in Washington, and escalating tension in the Middle East. The U.S. high yield default rate increased 157 bps to 2.52% in September from the 0.95% level at March 2019, but remains below the 3.46% long-term average. We continue to be concerned about: the perceived late stage of this economic cycle; geopolitical tensions, in particular the trade tensions with China; and increasing protectionism efforts from the White House.

As has been the case for some time, we find ourselves confronted with relatively low spread and yield levels. In light of this, we are managing the fund cautiously yet actively. We ended the six-month period with 131 positions compared to the 122 positions at the beginning of the period (excluding cash).

Our focus remains on high-quality issuers with defensive business models and manageable credit metrics. We will continue to deploy cash into opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less levered credits. Additionally, we believe bank loans offer a compelling opportunity as they offer senior positioning in the capital structure and floating interest rates. Finally, we continue to look for opportunities in convertible bonds and preferred securities to supplement our straight corporate bond core holdings.

BUFFALO INTERNATIONAL FUND

Global equity markets were mixed throughout the six months ending September 30, 2019. While global equity markets rose from the April to June period, and developed markets continued to make minor gains through September, emerging markets have declined since July. The trade dispute continued, and economic data pointed to an ongoing slowdown in growth, while central banks remained accommodative. In the Eurozone, shares advanced on new stimulus measures announced by the European Central Bank, and shares in the United Kingdom rose despite uncertainty from Britain's pending exit from the European Union (Brexit). Japanese shares also gained as election results in the House were favorable toward Prime Minister Abe's party. Emerging markets, on the other hand, were negatively affected by the continuing U.S.-China trade dispute and global growth concerns. The Morningstar Global Markets ex-US Index rose 1.09% during the period. The Buffalo International Fund produced a return of 4.95% for the sixth month period ended September 30, 2019, outperforming the Morningstar Global Markets ex-US Index. Outperformance was primarily related to stock selection as the sector allocation impact was only slightly beneficial to our portfolio.

Top contributors in the period were Carl Zeiss Meditec AG, ASML Holding NV, and Interxion Holding, NV. Carl Zeiss Meditec, a leading global provider of ophthalmic equipment and solutions based in Germany, continued to benefit from demographic trends and strong growth, especially in Asia. Meanwhile, ASML, a supplier of semiconductor manufacturing equipment, reported better than expected results in the second quarter despite trade war concerns. Demand for extreme ultraviolet lithography tools is growing, which was a benefit for the company. Finally, shares of Interxion, a pan European data center operator, advanced due to improved revenue from accelerating cloud adoption and an expanding customer base.

Top detractors during the period included Jenoptik AG, Fresenius SE & Co. KGaA, and Jardine Strategic Holdings Limited. Jenoptik, a leading player in optics and photonics, declined due to the economic slowdown and increasing uncertainties in its automotive and semiconductor-related business activities. Management lowered its guidance for 2019, but we believe the company has a long term growth runway and can maintain margins due to a high backlog in product orders. Meanwhile shares of Fresenius, a global healthcare group with products and services for dialysis treatment at the hospital and for patients at home, declined due to investor concerns about a potential structural change in the North American IV generics business, as well as from reimbursement rate risk among its German hospitals business. However, we believe the current weakness is temporary and the company can continue to grow and benefit from demographic-related trends in the healthcare sector. Finally, Jardine Strategic, a conglomerate of consumer-oriented businesses in China and Southeast Asia, declined alongside emerging markets due to concerns around how slowing growth in the region might affect the company's businesses.

(Unaudited)

We are in an uncertain period with respect to global growth. With the trade war still unresolved and Brexit uncertainty still weighing, industries such as automobiles are in decline and businesses in general are holding back investment spending. There are also some signs that the consumer is beginning to tighten its purse strings in emerging market nations. Global growth has been slowing and some economists warn that a worsening of the tariff conflict could tip the world into a recession. However, there also are reasons to be optimistic. Global employment is strong, wages have been increasing, and consumer confidence in much of the world has remained resilient. While global trade has been weakening and manufacturing has been in decline, the services sector has remained strong. Finally, global central banks remain accommodative and China has been willing to inject more fiscal stimulus into its economy. However, as we have written before, we view further loose monetary policies as more of a means to push up financial asset prices than as major economic stimulus.

Whatever the economic outcome in the next quarter or the next year, we continue to have confidence in our investment process and it remains ever the same. We seek to identify companies that can grow throughout the economic cycle and we believe that stocks outside the U.S. have become even less expensive relative to their domestic counter parts over the last few years. We hope to take advantage of any significant market movements caused by slowing economic growth or trade concerns by adding to our positions in those companies whose long-term prospects remain unchanged, in our view. Gyrations in the global economy are inevitable, yet we believe that remaining focused on investing in well-managed, innovative companies with the potential to benefit from secular growth trends, trading at attractive valuations, can lead to superior risk-adjusted returns over the long term.

BUFFALO LARGE CAP FUND

During the six-month period ending September 30, 2019, the Buffalo Large Cap Fund returned 5.80% outperforming the Morningstar US Large Growth Index, which gained 4.96% during the same period. During the period, large cap stocks were volatile largely due to investor concerns about trade negotiations with China, the health of global economies, and the political environment in the U.S. In the first fiscal quarter from April 1st to June 30th, the fund returned 4.77% compared to the index's gain of 5.05%, while in the second fiscal quarter ending September 30th, the fund returned 0.98% compared to the index's slight decline of 0.09%. For the semiannual period, the fund's largest sources of outperformance were from the Financial sector and stock selection in Technology. Outperformance in these sectors was offset, in part, by relatively weak stock selection in Consumer Discretionary.

Microsoft returned about 18% during the semiannual period, the biggest individual contributor to the fund's return. The company continued to report solid operating results, and its Azure (cloud infrastructure) and Office 365 segments appear poised for strong growth in coming quarters.

CME Group was the next best contributing position in the fund during the period, returning approximately 28%. The company has an appealing business model and has generated strong volume growth in many of its asset classes including interest rates, and equities (partially offset by some pressure in the pricing rate of some of its contracts). In an environment of elevated market volatility, we believe this stock could perform well relative to other opportunities.

Also among the contributing positions to performance for the period was Equinix, with the stock gaining approximately 27%. The company is a leader in the data center space, and has benefited from strong demand for its services. The company's operating results have been strong with growth across geographic regions and along its various customer verticals.

In spite of generally strong stock selection in the Technology sector, Xilinx was the largest detractor from performance during the semi-annual period. The company's chip platforms have been well-positioned to grow in markets such as data center, and 5G communications, but its operations and growth outlook have been hurt materially by the trade dispute and export restrictions on Huawei. Uncertainty about the company's future growth outlook related to these factors has also compressed the stock's valuation multiples below levels earlier this year.

Looking forward, we remain cautiously optimistic about the outlook for large cap stocks, but believe we could see more volatility. One factor that we believe will drive volatility is President Trump's ongoing unresolved trade dispute with China. While investor optimism about a deal changes from day-to-day, we believe President Trump has strong incentive to reach an agreement in order to prevent a sinking of the U.S. economy and stock markets

(Unaudited)

going into the 2020 election year. We continue to see mixed signals about the health of the U.S. economy as the job market has remained relatively strong, but some data has pointed to slowing economic growth. The Federal Reserve cut rates twice in the third quarter, but the timing and direction of more easing is unclear. We expect political concerns to drive market volatility as the Democrat-led House of Representatives explores an impeachment process against President Trump. We also believe the risk that Democrat primary voters could nominate a business-unfriendly candidate could pressure many large cap stocks, especially the FAANG stocks which account for large weightings in the index. Additionally, many large cap health care companies that are sensitive to pricing legislation could feel pressure on growth and margins. We continue to be diligent in our process of seeking large cap growth stocks with the potential to benefit from long-term trends while still trading at reasonable valuations. As always, we appreciate your confidence in our investment process over the long haul.

BUFFALO MID CAP FUND

The Buffalo Mid Cap Fund returned 8.40% in the period, outpacing the Morningstar US Mid Growth Index's return of 3.76%. Stock selection in the consumer sectors and the fund's underweight to the weak performing Energy sector were the largest contributors to relative performance. Stock selection in information technology was a drag on benchmark relative performance.

CoStar Group, a provider of information and marketing services to the commercial real estate industry, was a top contributor to fund performance. The company continued to benefit from accelerating sales growth, with bookings up 36% year over year. The integration of ForRent into Apartments.com continued to go smoothly and created revenue synergy opportunities. Looking forward, we expect CoStar to continue to grow revenues at an attractive rate as they further penetrate a large addressable market.

IHS Markit, a provider of information services to automotive, energy, and financial end markets, was another top contributor. During the period, the company beat earnings twice, both times on better than expected margin expansion. The company also announced plans to return more of their growing free cash flows to shareholders by instituting a regular dividend and increasing their share repurchase authorization.

Meanwhile, Palo Alto Networks shares declined in the semi-annual period as investors grew concerned about future growth. While the company posted good results, concern grew that the shift among enterprise customers towards cloud computing would be a headwind to sustaining profitable growth. The company has announced several acquisitions of smaller cloud-based security companies that could help accelerate its transition towards addressing enterprise security needs in cloud computing. In its most recent quarter report, management put many fears to rest by outlining long-term growth and profit targets that were consistent with its past operating performance.

Next, Abiomed shares traded lower on disappointing quarterly results. The company has run into growth headwinds from a U.S. Food and Drug Administration (FDA) warning letter (that has since been retracted) and slower than anticipated sales force growth. However, it owns an enviable competitive position with an underpenetrated solution for supporting heart function during and after periods of stress, including heart attacks.

The economic outlook is mixed, with leading indicators of industrial activity flashing warning signs while the consumer appears to be in great shape. Headline news is currently dominated by constantly changing expectations for a trade deal with China, an impeachment inquiry towards the President, and U.S. Presidential election primaries. While we are mindful of the macro risks, we try to tune out the short-term noise as much as possible and focus on investing in great companies with strong competitive advantages and attractive growth prospects through our own internal analysis. As always, thank you for your continued support and confidence in our investment process over the long haul.

BUFFALO SMALL CAP

During the six-month period ending September 30, 2019, the Buffalo Small Cap Fund returned 2.40% outperforming the Morningstar US Small Growth Index, which declined by 2.09% during the same period. During the six-month period, small cap stocks were volatile due largely to investor concerns about trade negotiations with China, the health of global economies, and the political environment in the U.S. The fund has outperformed in both up and down markets so far this fiscal year. In the first fiscal quarter beginning April 1 and ending June 30, the fund returned 6.44% compared to the Index's return of 2.47%, while in the second fiscal quarter,

(Unaudited)

the fund declined by 3.79% compared to the index's decline of 4.45%. For the semi-annual period, the fund's largest sources of outperformance was from stock selection in the Health Care and Technology sectors. This was offset, in part, by relatively weak stock selection in Consumer Discretionary.

Natera was the top contributing holding during the six-month period, returning about 59%. The company is a leader in specialty medical testing and its technology has applications for different end markets including pre-natal testing, cancer diagnostics, and organ transplant diagnostics. Investors have re-rated the stock with a higher valuation as it enters the oncology and organ transplant markets as those industries are earlier in their life cycles and have more attractive payment economics relative to the company's pre-natal products.

CyrusOne was also a top contributing position for the fund during the period. The company is a leading data center operator that has generated strong and consistent operating performance in a favorable demand environment. The stock spiked in August on reports it could be a buyout target at a high premium relative to its then-current share price.

The fund also benefited from its investment in PROS Holdings, which returned about 41% over the semi-annual period. The company is a leading provider of AI-powered software that helps customers optimize revenue. The company is in the midst of a successful transition from a perpetual software license model to Software as a Service (SaaS) and we believe the company has significant room for more growth among its customers in the air travel, eCommerce, and B2B sectors.

In spite of generally strong stock selection in the Health Care sector, Aerie Pharmaceuticals was the largest detractor from performance during the semi-annual period. The company is developing innovative drugs for the treatment of glaucoma and diseases of the eye. Shares have been pressured by slower than expected launches of its glaucoma drugs, Rhopressa and Rocklatan. However, we believe that there is a high and unmet need for these novel drugs and the company will ultimately be successful getting these drugs on formularies causing revenues to accelerate.

Looking forward, we remain cautiously optimistic about the outlook for small cap stocks, but believe we could see more trading volatility in the space. One factor that could drive volatility is President Trump's ongoing unresolved trade dispute with China. While investor optimism about a deal with China changes from day-to-day, we believe President Trump has a strong incentive to reach an agreement in order to prevent a sinking of the U.S. economy and stock markets going into the 2020 election year. We continue to see mixed signals about the health of the U.S. economy as the job market has remained relatively strong, but some data has pointed to slowing economic growth. The Federal Reserve cut rates twice in the third quarter, but the timing and direction of more easing is unclear. We also expect political concerns to drive market volatility as the Democrat-led House of Representatives explores an impeachment process against President Trump. While the stocks of small cap companies have lagged large cap in the first half of the fiscal year, we believe small cap valuations remain favorable compared to large cap, which could lead to relative outperformance for small caps in coming quarters if these valuations converge. In spite of the macroeconomic environment, we will continue to be diligent in our process of seeking companies with the potential to benefit from long-term trends while still trading at reasonable valuations. As always, we appreciate your confidence in our process.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

A basis point is one hundredth of a percentage point (0.01%)

Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

A Spread is the difference between the bid and the ask price of a security.

Spread to worst is the difference between the yield to worst of a bond and the yield to worst of a U.S. Treasury security with similar duration.

The London Interbank offered Rate (LIBOR) is a benchmark interest rate at which major global banks lead to one another in the international interbank market for short-term loans.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Active share is a measure of the percentage of stock holdings in a manager's portfolio that differs from the benchmark index.

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

The U.S. Manufacturing Purchasing Managers' Index (PMI) measures the activity level of purchasing managers in the manufacturing sector.

INVESTMENT RESULTS (UNAUDITED)

Total Returns as of September 30, 2019

			Average Annual
	Gross Expense Ratio*****	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception(2)
Buffalo Discovery Fund — Investor Class (inception date 4/16/01)	1.01%	5.54%	6.26%	11.76%	14.41%	9.41%	N/A
Buffalo Discovery Fund — Institutional Class (inception date 7/1/19)(1)	0.86%	5.61%	6.42%	11.93%	14.58%	N/A	-1.48%
Morningstar US Mid Growth Index	N/A	3.76%	3.91%	11.22%	13.92%	8.01%	-3.91%
Russell Mid Cap Growth Index	N/A	4.69%	5.20%	11.12%	14.08%	8.94%	-1.49%
Lipper Multi-Cap Growth Funds Index	N/A	3.79%	1.64%	11.04%	13.21%	6.97%	-2.07%
Buffalo Dividend Focus Fund — Investor Class (inception date 12/03/12)	0.94%	6.69%	3.22%	9.58%	N/A	12.47%	N/A
Buffalo Dividend Focus Fund — Institutional Class (inception date 7/1/19)(1)	0.79%	6.83%	3.43%	9.76%	N/A	N/A	1.97%
Morningstar US Large-Mid Cap Index	N/A	5.91%	4.21%	10.64%	N/A	13.83%	0.73%
S&P 500 Index	N/A	6.08%	4.25%	10.84%	N/A	13.91%	0.92%
Lipper Equity Income Funds Index	N/A	6.42%	5.87%	8.26%	N/A	11.26%	1.99%
Buffalo Emerging Opportunities Fund — Investor Class (inception date 5/21/04)	1.49%	1.83%	-3.58%	9.98%	14.26%	8.45%	N/A
Buffalo Emerging Opportunities Fund — Institutional Class (inception date 7/1/19)(1)	1.34%	1.93%	-3.41%	10.15%	14.43%	N/A	-5.17%
Morningstar US Small Growth Index	N/A	-2.09%	-8.13%	9.88%	12.85%	9.05%	-4.89%
Russell 2000 Growth Index	N/A	-1.54%	-4.38%	10.69%	12.56%	8.73%	-4.44%
Lipper Small-Cap Growth Funds Index	N/A	1.08%	-9.63%	9.08%	12.25%	8.91%	-4.37%
Buffalo Flexible Income Fund — Investor Class (inception date 8/12/94)	1.00%	1.49%	0.17%	4.94%	8.18%	7.13%	N/A
Buffalo Flexible Income Fund — Institutional Class (inception date 7/1/19)(1)	0.85%	1.56%	0.31%	5.10%	8.34%	N/A	0.68%
Morningstar Moderately Aggressive Target Risk Index***	N/A	3.91%	3.91%	6.79%	8.80%	N/A	0.59%
60% Morningstar US Large Cap Index/40% ICE BofAML US High Yield Master II Index	N/A	5.33%	5.25%	8.84%	11.15%	8.89%	1.01%
Bank of America Merrill Combined Index (60% S&P 500® Index/40% Bank of America Merrill Lynch U.S. High Yield Master II Index) (reflects no deduction for fees, expenses or taxes)	N/A	5.24%	6.30%	5.36%	7.85%	7.47%	0.98%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	4.19%	5.28%	8.72%	11.17%	9.03%	0.66%
Buffalo Growth Fund — Investor Class (inception date 5/19/95)	0.91%	6.57%	4.80%	11.20%	13.03%	10.23%	N/A

(Unaudited)

			Average Annual
	Gross Expense Ratio*****	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception(2)
Buffalo Growth Fund — Institutional Class (inception date 7/1/19)(1)	0.76%	6.65%	4.95%	11.37%	13.20%	N/A	-1.25%
Morningstar US Growth Index*	N/A	4.10%	2.42%	12.75%	14.67%	N/A	-1.90%
Russell 1000 Growth Index	N/A	6.20%	3.71%	13.39%	14.94%	9.40%	0.54%
Lipper Large Cap Growth Funds Index	N/A	4.27%	2.76%	12.04%	13.37%	8.33%	-1.32%
Buffalo High Yield Fund — Investor Class (inception date 5/19/95)	1.00%	3.69%	4.84%	4.29%	6.18%	6.94%	N/A
Buffalo High Yield Fund — Institutional Class (inception date 7/1/19)(1)	0.85%	3.76%	4.99%	4.45%	6.34%	N/A	1.18%
ICE BofAML U.S. High Yield Master II Index	N/A	3.82%	6.30%	5.36%	7.85%	7.19%	1.04%
Lipper High Yield Bond Funds Index	N/A	3.90%	5.70%	4.59%	7.23%	5.94%	0.84%
Buffalo International Fund — Investor Class (inception date 9/28/07)	1.04%	4.95%	1.24%	7.23%	7.62%	4.43%	N/A
Buffalo International Fund — Institutional Class (inception date 7/1/19)(1)	0.89%	5.05%	1.42%	7.39%	7.78%	N/A	-2.21%
Morningstar Global Markets ex-US Index	N/A	1.09%	-1.54%	3.55%	5.06%	1.74%	-2.14%
Russell Global (ex USA) Index Net**	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lipper International Funds Index	N/A	2.22%	-1.80%	3.53%	5.17%	1.66%	-1.78%
Buffalo Large Cap Fund — Investor Class (inception date 5/19/95)	0.93%	5.80%	5.19%	13.01%	13.11%	9.73%	N/A
Buffalo Large Cap Fund — Institutional Class (inception date 7/1/19)(1)	0.78%	5.91%	5.19%	13.01%	13.11%	N/A	0.12%
Morningstar US Large Growth Index****	N/A	4.96%	3.89%	13.39%	14.99%	N/A	-1.02%
Russell 1000 Growth Index	N/A	6.20%	3.71%	13.39%	14.94%	9.40%	0.54%
Lipper Large-Cap Growth Funds Index	N/A	4.27%	2.76%	12.04%	13.37%	8.33%	-1.32%
Buffalo Mid Cap Fund — Investor Class (inception date 12/17/01)	1.00%	8.40%	8.58%	8.48%	10.72%	8.28%	N/A
Buffalo Mid Cap Fund — Institutional Class (inception date 7/1/19)(1)	0.85%	8.51%	8.77%	8.65%	10.89%	N/A	0.77%
Morningstar US Mid Growth Index	N/A	3.76%	3.91%	11.22%	13.92%	8.67%	-3.91%
Russell Mid Cap Growth Index	N/A	4.69%	5.20%	11.12%	14.08%	9.19%	-1.49%
Lipper Mid-Cap Growth Funds Index	N/A	4.79%	3.95%	10.97%	12.82%	8.40%	-2.29%
Buffalo Small Cap Fund — Investor Class (inception date 4/14/98)	1.00%	2.40%	5.93%	9.76%	10.53%	11.42%	N/A
Buffalo Small Cap Fund — Institutional Class (inception date 7/1/19)(1)	0.85%	2.52%	-5.75%	9.93%	10.70%	N/A	-4.14%
Morningstar US Small Growth Index	N/A	-2.09%	-8.13%	9.88%	12.85%	5.93%	-4.89%
Russell 2000 Growth Index	N/A	-1.54%	-9.63%	9.08%	12.25%	5.89%	-4.44%
Lipper Small-Cap Growth Funds Index	N/A	1.08%	-4.38%	10.69%	12.56%	6.95%	-4.37%

(1)  The Institutional Class commenced operations on 7/1/2019. Performance for periods prior to 7/1/2019 is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class.

(2)  Not annualized.

*  The inception date of the Morningstar US Growth Index is June 30, 1997. The annualized return since inception as of September 30, 2019 is 6.62%

**  The Russell Global (ex USA) Index was discontinued as of 12/31/2018.

***  The inception date of the Morningstar Moderately Aggressive Target Risk Index is February 18, 2009. The annualized return since inception as of September 30, 2019 is 6.68%.

(Unaudited)

****  The inception date of the Morningstar US Large Growth Index is June 30, 1997. The annualized return since inception as of September 30, 2019 is 6.07%

*****  As reported in the Funds' Prospectus dated July 1, 2019. Current period gross expense ratio for each Fund can be found on the Financial Highlights, beginning on page 100.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The Morningstar US Mid Growth Index has replaced the Russell Midcap® Growth Index as the Buffalo Discovery Fund's primary benchmark. The Morningstar US Large-Mid Cap Index has replaced the S&P 500® Index as the Buffalo Dividend Focus Fund's primary benchmark. The Morningstar US Small Growth Index has replaced the Russell 2000® Growth Index as the Buffalo Emerging Opportunities Fund's primary benchmark. The Morningstar Moderately Aggressive Target Risk Index has replaced the 60% Morningstar US Large Cap Index/40% ICE BofAML US High Yield Index as the Buffalo Flexible Income Fund's primary benchmark. The Morningstar US Growth Index has replaced the Russell 1000® Growth Index as the Buffalo Growth Fund's primary benchmark. The Morningstar Global Markets ex-US Index has replaced the Russell Global (ex-US)® Index as the Buffalo International Fund's primary benchmark. The Morningstar US Large Growth Index has replaced the Russell 1000® Growth Index as the Buffalo Large Cap Fund's primary benchmark. The Morningstar US Mid Growth Index has replaced the Russell Midcap® Growth Index as the Buffalo Mid Cap Fund's primary benchmark. The Morningstar US Small Growth Index has replaced the Russell 2000® Growth Index as the Buffalo Small Cap Fund's primary benchmark. The Advisor believes that each of the new indices is more appropriate given each Fund's holdings.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Morningstar US Mid Growth Index measures the performance of US mid-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The Morningstar US Large-Mid Cap Index measures the performance of the US equity market targeting the top 90% of stocks by market capitalization. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Morningstar US Small Growth Index measures the performance of US small-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flows and sales. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Morningstar US Large Cap Index measures the performance of the US equity market targeting the top 70% of stocks by market capitalization. The ICE BofAML U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Morningstar US Growth Index measures the performance of US stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Large Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Morningstar Global

(Unaudited)

Market ex-US Index is designed to provide exposure to the top 97% market capitalization in each of two market segments, developed markets, excluding the United States, and emerging markets. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Morningstar US Large Growth Index measures the performance of US large-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap", while the S&P 500 index is used primarily for large capitalization stocks. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Morningstar Moderately Aggressive Target Risk Index is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees, shareholder servicing fees (Investor Class only) and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,055.40	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05
Institutional Class
Actual	$1,000.00	$1,056.10	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	$4.39

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO DIVIDEND FOCUS FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,066.90	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Institutional Class
Actual	$1,000.00	$1,068.30	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,018.30	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.41
Institutional Class
Actual	$1,000.00	$1,019.30	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.76

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO FLEXIBLE INCOME FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,014.90	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05
Institutional Class
Actual	$1,000.00	$1,015.60	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	$4.39

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO GROWTH FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,065.70	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.60
Institutional Class
Actual	$1,000.00	$1,066.50	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO HIGH YIELD FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,036.90	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10
Institutional Class
Actual	$1,000.00	$1,037.60	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO INTERNATIONAL FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,049.50	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25
Institutional Class
Actual	$1,000.00	$1,050.50	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO LARGE CAP FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,058.00	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70
Institutional Class
Actual	$1,000.00	$1,059.10	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$3.99

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO MID CAP FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,084.00	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10
Institutional Class
Actual	$1,000.00	$1,085.10	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO SMALL CAP FUND	Beginning Account Value April 1, 2019(1)	Ending Account Value September 30, 2019	Expenses Paid During Period April 1, 2019 - September 30, 2019*
Investor Class
Actual	$1,000.00	$1,024.00	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10
Institutional Class
Actual	$1,000.00	$1,025.20	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	$4.39

(1) The Institutional Class commenced operations on July 1, 2019. The performance used in the calculation is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class. The expense ratio used in the calculation is the annualized expense ratio from the commencement of operations of the Institutional Class.

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS
(UNAUDITED)

Percentages represent market value as a percentage of investments as of September 30, 2019

BUFFALO DISCOVERY
FUND

BUFFALO DIVIDEND
FOCUS FUND

BUFFALO EMERGING
OPPORTUNITIES FUND

BUFFALO FLEXIBLE
INCOME FUND

BUFFALO GROWTH
FUND

BUFFALO HIGH YIELD
FUND

Percentages represent market value as a percentage of investments as of September 30, 2019

(Unaudited)

BUFFALO
INTERNATIONAL FUND

BUFFALO LARGE CAP
FUND

BUFFALO MID CAP
FUND

BUFFALO SMALL CAP
FUND

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		92.56%
Communication Services		3.57%
	Entertainment	2.35%
342,359	Live Nation Entertainment, Inc.(a)	22,712,096
147,474	Take-Two Interactive Software, Inc.(a)	18,484,391
		41,196,487
	Interactive Media & Services	1.22%
97,922	IAC/InterActiveCorp(a)	21,344,058
Total Communication Services (Cost $54,726,180)		62,540,545
Consumer Discretionary		11.59%
	Auto Components	1.25%
249,495	Aptiv PLC(b)	21,810,853
	Distributors	1.21%
671,921	LKQ Corp.(a)	21,131,915
	Diversified Consumer Services	2.52%
341,551	frontdoor, inc.(a)	16,589,132
493,260	ServiceMaster Global Holdings, Inc.(a)	27,573,234
		44,162,366
	Hotels, Restaurants & Leisure	1.41%
108,414	Vail Resorts, Inc.	24,670,690
	Household Durables	0.89%
184,355	Garmin Ltd.(b)	15,613,025
	Internet & Direct Marketing Retail	2.39%
341,889	Etsy, Inc.(a)	19,316,729
167,181	Expedia Group, Inc.	22,470,798
		41,787,527
	Textiles, Apparel & Luxury Goods	1.92%
197,832	Columbia Sportswear Co.	19,167,942
161,189	VF Corp.	14,344,209
		33,512,151
Total Consumer Discretionary (Cost $165,427,592)		202,688,527

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		1.52%
	Household Products	1.52%
234,966	Church & Dwight Co, Inc.	17,678,842
58,213	The Clorox Co.	8,840,808
Total Consumer Staples (Cost $27,397,970)		26,519,650
Financials		7.07%
	Capital Markets	4.96%
168,140	Cboe Global Markets, Inc.	19,320,967
133,186	MSCI, Inc.	29,001,251
277,849	Nasdaq, Inc.	27,604,298
290,414	Tradeweb Markets, Inc. — Class A	10,739,510
		86,666,026
	Diversified Financial Services	0.94%
103,245	Global Payments Inc.	16,415,955
	Insurance	1.17%
229,269	Arthur J. Gallagher & Co.	20,535,625
Total Financials (Cost $98,349,542)		123,617,606
Health Care		18.20%
	Biotechnology	1.41%
126,807	Exact Sciences Corp.(a)	11,459,548
176,973	Incyte Corp.(a)	13,136,706
		24,596,254
	Health Care Equipment & Supplies	10.13%
115,134	ABIOMED, Inc.(a)	20,481,187
55,811	Align Technology, Inc.(a)	10,097,326
261,985	Baxter International Inc.	22,915,828
96,812	IDEXX Laboratories, Inc.(a)	26,326,087
175,542	Insulet Corporation(a)	28,952,142
24,840	Masimo Corp.(a)	3,695,944
116,394	STERIS PLC(b)	16,817,769
99,999	The Cooper Companies, Inc.	29,699,703
152,977	Varian Medical Systems, Inc.(a)	18,218,031
		177,204,017

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Providers & Services	0.96%
64,533	WellCare Health Plans, Inc.(a)	16,725,018
	Life Sciences Tools & Services	5.70%
171,103	Agilent Technologies, Inc.	13,111,623
110,515	Bio-Techne Corp.	21,624,470
73,187	Illumina, Inc.(a)	22,264,949
144,020	IQVIA Holdings, Inc.(a)	21,513,708
213,405	PRA Health Sciences, Inc.(a)	21,176,178
		99,690,928
Total Health Care (Cost $285,374,951)		318,216,217
Industrials		22.26%
	Aerospace & Defense	4.23%
200,602	HEICO Corp.	19,520,581
291,286	Hexcel Corp.	23,923,319
79,558	L3Harris Technologies, Inc.	16,598,981
43,492	Teledyne Technologies, Inc.(a)	14,003,989
		74,046,870
	Building Products	0.98%
409,575	Masco Corp.	17,071,086
	Commercial Services & Supplies	3.37%
237,470	Copart, Inc.(a)	19,075,965
414,635	IAA Inc.(a)	17,302,719
261,060	Republic Services, Inc.	22,594,743
		58,973,427
	Electrical Equipment	1.55%
295,981	AMETEK, Inc.	27,176,976
	Industrial Conglomerates	1.11%
54,442	Roper Industries, Inc.	19,414,017
	Machinery	3.37%
112,426	IDEX Corp.	18,424,373
125,089	Rockwell Automation, Inc.	20,614,667
250,583	Xylem, Inc.	19,951,418
		58,990,458

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Professional Services	6.17%
37,957	CoStar Group, Inc.(a)	22,516,093
64,288	Equifax, Inc.	9,043,393
393,445	IHS Markit Ltd.(a) (b)	26,313,602
26,121	MarketAxess Holdings, Inc.	8,554,628
236,375	TransUnion	19,172,376
140,724	Verisk Analytics, Inc.	22,254,093
		107,854,185
	Road & Rail	1.47%
193,348	Kansas City Southern	25,717,217
Total Industrials (Cost $276,965,225)		389,244,236
Information Technology		25.52%
	Electronic Equipment, Instruments & Components	2.26%
130,512	Amphenol Corp. — Class A	12,594,408
269,406	Trimble, Inc.(a)	10,455,647
79,567	Zebra Technologies Corp. — Class A(a)	16,420,242
		39,470,297
	IT Services	9.35%
166,479	Akamai Technologies, Inc.(a)	15,212,851
191,072	Broadridge Financial Solutions, Inc.	23,775,089
136,041	EPAM Systems, Inc.(a)	24,802,995
108,149	Euronet Worldwide, Inc.(a)	15,822,199
165,761	Fiserv, Inc.(a)	17,171,182
59,273	FleetCor Technologies, Inc.(a)	16,998,311
113,889	GoDaddy, Inc. — Class A(a)	7,514,396
62,041	Jack Henry & Associates, Inc.	9,056,125
150,500	Square, Inc.(a)	9,323,475
117,903	WEX Inc.(a)	23,824,659
		163,501,282
	Semiconductors & Semiconductor Equipment	3.19%
112,747	KLA-Tencor Corporation	17,977,509
65,846	Lam Research Corporation	15,217,669
120,873	MKS Instruments, Inc.	11,154,160
24,336	Monolithic Power Systems, Inc.	3,787,412
79,393	Xilinx, Inc.	7,613,789
		55,750,539

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Software	10.72%
548,599	8x8, Inc.(a)	11,366,971
143,314	Aspen Technology, Inc.(a)	17,639,087
1,440,533	BlackBerry Ltd.(a) (b)	7,562,798
167,017	Guidewire Software, Inc.(a)	17,600,252
137,100	Palo Alto Networks, Inc.(a)	27,945,093
166,017	Proofpoint, Inc.(a)	21,424,494
313,004	RealPage, Inc.(a)	19,675,431
73,281	ServiceNow, Inc.(a)	18,602,382
153,048	Synopsys, Inc.(a)	21,005,838
94,216	Tyler Technologies, Inc.(a)	24,731,700
		187,554,046
Total Information Technology (Cost $364,299,921)		446,276,164
Materials		2.83%
	Chemicals	2.83%
85,722	Air Products & Chemicals, Inc.	19,018,283
132,414	Ingevity Corp.(a)	11,234,004
156,964	International Flavors & Fragrances Inc.	19,257,913
Total Materials (Cost $36,433,438)		49,510,200
Total Common Stocks (Cost $1,308,974,819)		1,618,613,145
Real Estate Investment Trust (REITs)		2.29%
	Real Estate	2.29%
123,126	Crown Castle International Corp.	17,115,746
39,734	Equinix Inc.	22,918,571
Total Real Estate (Cost $19,595,593)		40,034,317
Total REITs (Cost $19,595,593)		40,034,317

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		6.99%
Investment Company		6.99%
122,160,381	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(c)	122,160,381
Total Investment Company		122,160,381
Total Short Term Investments (Cost $122,160,381)		122,160,381
Total Investments (Cost ($1,450,730,793)		101.84 1,780,807,843%
Liabilities in Excess of Other Assets		(1.84 (32,125,137))%
Total Net Assets		100.00 1,748,682,706%

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $174,633,143 (8.16% of net assets) at September 30, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		85.69%
Communication Services		10.48%
	Diversified Telecommunication Services	2.20%
18,130	AT&T, Inc.	686,039
10,625	Verizon Communications, Inc.	641,325
		1,327,364
	Entertainment	3.80%
10,750	Activision Blizzard, Inc.	568,890
55,850	AMC Entertainment Holdings, Inc. — Class A	597,595
8,705	The Walt Disney Co.	1,134,436
		2,300,921
	Interactive Media & Services	3.35%
630	Alphabet, Inc. — Class A(a)	769,318
650	Alphabet, Inc. — Class C(a)	792,350
2,600	Facebook, Inc. — Class A(a)	463,008
		2,024,676
	Media	1.13%
15,200	Comcast Corp. — Class A	685,216
Total Communication Services (Cost $4,529,670)		6,338,177
Consumer Discretionary		5.19%
	Automobiles	0.51%
8,200	General Motors Co.	307,336
	Hotels, Restaurants & Leisure	1.48%
6,775	Cedar Fair, L.P.	395,389
5,700	Starbucks Corp.	503,994
		899,383
	Internet & Direct Marketing Retail	1.58%
550	Amazon.com, Inc.(a)	954,750
	Specialty Retail	1.62%
4,225	The Home Depot, Inc.	980,285
Total Consumer Discretionary (Cost $1,742,100)		3,141,754

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		3.65%
	Beverages	1.26%
5,550	PepsiCo, Inc.	760,905
	Food & Staples Retailing	0.67%
3,450	Walmart, Inc.	409,446
	Household Products	1.72%
4,450	Colgate-Palmolive Co.	327,119
5,725	The Procter & Gamble Co.	712,076
		1,039,195
Total Consumer Staples (Cost $1,460,836)		2,209,546
Energy		6.42%
	Energy Equipment & Services	0.63%
20,200	Halliburton Co.	380,770
	Oil, Gas & Consumable Fuels	5.79%
33,040	Energy Transfer Equity, L.P.	432,163
22,350	Enterprise Products Partners L.P.	638,763
9,600	Enviva Partners LP	306,720
8,450	Exxon Mobil Corp.	596,654
9,875	Hess Corp.	597,240
9,526	Marathon Petroleum Corp.	578,705
5,950	Royal Dutch Shell PLC. — Class A — ADR(b)	350,158
		3,500,403
Total Energy (Cost $3,930,510)		3,881,173
Financials		15.51%
	Banks	7.10%
40,000	Bank of America Corp.	1,166,800
23,250	BB&T Corp.	1,240,852
8,550	Citigroup, Inc.	590,634
11,000	JPMorgan Chase & Co.	1,294,590
		4,292,876

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Capital Markets	4.30%
1,100	BlackRock, Inc.	490,204
4,025	CME Group, Inc.	850,644
5,150	S&P Global, Inc.	1,261,647
		2,602,495
	Diversified Financial Services	2.39%
4,400	Berkshire Hathaway Inc. — Class B(a)	915,288
27,000	Compass Diversified Holdings	532,170
		1,447,458
	Insurance	1.72%
11,575	Arthur J. Gallagher & Co.	1,036,773
Total Financials (Cost $5,170,590)		9,379,602
Health Care		9.15%
	Biotechnology	0.74%
2,300	Amgen Inc.	445,073
	Health Care Equipment & Supplies	1.33%
7,400	Medtronic, PLC(b)	803,788
	Health Care Providers & Services	3.53%
3,375	Anthem, Inc.	810,337
5,200	CVS Health Corp.	327,964
4,600	UnitedHealth Group, Inc.	999,672
		2,137,973
	Pharmaceuticals	3.55%
7,500	AstraZeneca PLC — ADR(b)	334,275
3,150	Eli Lilly & Co.	352,265
6,825	Johnson & Johnson	883,018
6,900	Merck & Co., Inc.	580,842
		2,150,400
Total Health Care (Cost $3,901,668)		5,537,234
Industrials		8.68%
	Aerospace & Defense	2.41%
2,325	The Boeing Co.	884,593
4,200	United Technologies Corp.	573,384
		1,457,977

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Air Freight & Logistics	0.29%
1,200	FedEx Corp.	174,684
	Airlines	1.22%
12,800	Delta Air Lines, Inc.	737,280
	Commercial Services & Supplies	1.48%
7,800	Waste Management, Inc.	897,000
	Electrical Equipment	0.39%
10,700	nVent Electric plc(b)	235,828
	Industrial Conglomerates	0.97%
3,450	Honeywell International, Inc.	583,740
	Machinery	1.18%
3,950	Parker-Hannifin Corp.	713,409
	Professional Services	0.74%
3,200	Equifax, Inc.	450,144
Total Industrials (Cost $3,560,758)		5,250,062
Information Technology		17.24%
	Communications Equipment	1.45%
17,750	Cisco Systems, Inc.	877,028
	IT Services	3.67%
12,925	Visa Inc. — Class A	2,223,229
	Semiconductors & Semiconductor Equipment	2.31%
11,750	Intel Corp.	605,478
5,375	QUALCOMM, Inc.	410,005
2,950	Texas Instruments, Inc.	381,258
		1,396,741
	Software	6.43%
20,450	Microsoft Corp.	2,843,163
11,825	Oracle Corp.	650,730
7,700	SS&C Technologies Holdings, Inc.	397,089
		3,890,982
	Technology Hardware, Storage & Peripherals	3.38%
9,120	Apple Inc.	2,042,606
Total Information Technology (Cost $4,290,719)		10,430,586

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Materials		2.26%
	Chemicals	0.89%
2,825	Corteva, Inc.(a)	79,100
2,825	Dow Inc.	134,611
14,100	Huntsman Corp.	327,966
		541,677
	Containers & Packaging	0.50%
20,400	Graphic Packaging Holding Co.(a)	300,900
	Metals & Mining	0.87%
9,300	Compass Minerals International, Inc.	525,357
Total Materials (Cost $1,463,635)		1,367,934
Utilities		7.11%
	Electric Utilities	4.61%
15,700	American Electric Power Co., Inc.	1,470,933
17,450	Edison International	1,316,079
		2,787,012
	Independent Power and Renewable Electricity Producers	1.01%
23,000	Vistra Energy Corp.	614,790
	Multi-Utilities	1.49%
6,100	Sempra Energy	900,421
Total Utilities (Cost $3,347,557)		4,302,223
Total Common Stocks (Cost $33,398,043)		51,838,291
Real Estate Investment Trust (REITs)		2.22%
	Real Estate	2.22%
3,200	American Tower Corp.	707,616
1,100	Equinix Inc.	634,480
Total Real Estate (Cost $832,282)		1,342,096
Total REITs (Cost $832,282)		1,342,096

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Convertible Bonds		9.78%
Health Care		4.01%
	Biotechnology	2.56%
	Apellis Pharmaceuticals, Inc.
300,000	3.500%, 09/15/2026(c)	281,316
	PTC Therapeutics, Inc.
500,000	1.500%, 09/15/2026(c)	477,297
	The Medicines Co.
525,000	2.500%, 01/15/2022	791,101
		1,549,714
	Pharmaceuticals	1.45%
	Horizon Pharma Investment Ltd.
750,000	2.500%, 03/15/2022(b)	875,765
Total Health Care (Cost $2,068,993)		2,425,479
Information Technology		5.77%
	IT Services	0.97%
	Cardtronics plc
600,000	1.000%, 12/01/2020(b)	587,023
	Software	4.80%
	8x8, Inc.
1,500,000	0.500%, 02/01/2024(c)	1,578,924
	Guidewire Software, Inc.
500,000	1.250%, 03/15/2025	575,033
	Nuance Communications, Inc.
750,000	1.500%, 11/01/2035	753,300
		2,907,257
Total Information Technology (Cost $3,351,037)		3,494,280
Total Convertible Bonds (Cost $5,420,030)		5,919,759

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		2.23%
Investment Company		2.23%
1,348,543	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(e)	1,348,543
Total Investment Company		1,348,543
Total Short Term Investments (Cost $1,348,543)		1,348,543
Total Investments (Cost ($40,998,898)		99.92 60,448,689%
Other Assets in Excess of Liabilities		0.08 48,144%
Total Net Assets		100.00 60,496,833%

ADR  American Depositary Receipt

(a)  Non Income Producing

(b)  Foreign Issued Security. The total value of these securities amounted to $3,186,837 (5.27% of net assets) at September 30, 2019.

(c)  Restricted security deemed liquid. The total value of restricted securities is $2,337,537 (3.86% of net assets) at September 30, 2019.

(e)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		87.18%
Communication Services		5.33%
	Interactive Media & Services	2.01%
38,900	EverQuote, Inc.(a)	830,126
197,000	Trivago N.V. — ADR(a) (b)	809,670
		1,639,796
	Media	3.32%
45,400	Cardlytics, Inc.(a)	1,521,808
42,800	Liberty Media Corp-Liberty Braves(a)	1,187,700
		2,709,508
Total Communication Services (Cost $3,053,706)		4,349,304
Consumer Discretionary		11.81%
	Auto Components	1.33%
64,100	Motorcar Parts of America, Inc.(a)	1,083,290
	Diversified Consumer Services	1.43%
75,000	OneSpaWorld Holdings Ltd.(a) (b)	1,164,750
	Hotels, Restaurants & Leisure	3.02%
67,100	Del Taco Restaurants, Inc.(a)	686,097
227,100	Playa Hotels & Resorts N.V.(a) (b)	1,778,193
		2,464,290
	Household Durables	2.97%
13,000	LGI Homes, Inc.(a)	1,083,160
39,000	Lovesac Co/The(a)	728,130
12,100	Universal Electronics, Inc.(a)	615,890
		2,427,180
	Internet & Direct Marketing Retail	1.53%
34,500	Shutterstock, Inc.	1,246,140
	Leisure Products	0.75%
20,000	Malibu Boats, Inc. — Class A(a)	613,600
	Specialty Retail	0.78%
66,400	At Home Group, Inc.(a)	638,768
Total Consumer Discretionary (Cost $11,396,444)		9,638,018

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		1.34%
	Beverages	1.34%
22,000	MGP Ingredients, Inc.	1,092,960
Total Consumer Staples (Cost $1,179,055)		1,092,960
Financials		8.28%
	Capital Markets	3.18%
45,585	Hamilton Lane Inc. — Class A	2,596,522
	Diversified Financial Services	1.91%
79,300	Compass Diversified Holdings	1,563,003
	Insurance	3.19%
25,200	Kinsale Capital Group, Inc.	2,603,412
Total Financials (Cost $2,541,113)		6,762,937
Health Care		14.92%
	Biotechnology	0.95%
17,400	Deciphera Pharmaceuticals, Inc.(a)	590,556
51,500	Dynavax Technologies Corp.(a)	184,112
		774,668
	Health Care Equipment & Supplies	4.55%
15,000	Establishment Labs Holdings, Inc.(a)	283,650
17,000	Neuronetics, Inc.(a)	141,270
26,590	OrthoPediatrics Corp.(a)	937,563
80,900	Oxford Immunotec Global PLC(a) (b)	1,345,367
75,000	Sientra, Inc.(a)	486,000
20,075	STAAR Surgical Co.(a)	517,534
		3,711,384
	Health Care Providers & Services	2.43%
50,500	Cross Country Healthcare, Inc.(a)	520,150
12,900	LHC Group, Inc.(a)	1,464,924
		1,985,074
	Health Care Technology	4.44%
50,000	HealthStream, Inc.(a)	1,294,500
17,985	Inspire Medical Systems, Inc.(a)	1,097,445
17,100	Omnicell, Inc.(a)	1,235,817
		3,627,762

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	2.55%
89,900	Optinose, Inc.(a)	629,300
51,100	Urovant Sciences Ltd.(a) (b)	483,917
65,651	Verrica Pharmaceuticals, Inc.(a)	969,009
		2,082,226
Total Health Care (Cost $10,631,975)		12,181,114
Industrials		23.05%
	Aerospace & Defense	2.63%
30,440	Astronics Corp.(a)	894,327
67,400	Kratos Defense & Security Solutions, Inc.(a)	1,253,303
		2,147,630
	Air Freight & Logistics	2.09%
81,400	Air Transport Services Group, Inc.(a)	1,711,028
	Building Products	3.52%
30,000	Advanced Drainage Systems, Inc.	968,100
27,500	Apogee Enterprises, Inc.	1,072,225
19,400	Patrick Industries, Inc.(a)	831,872
		2,872,197
	Commercial Services & Supplies	0.56%
12,500	Mobile Mini, Inc.	460,750
	Construction & Engineering	1.59%
19,000	NV5 Global, Inc.(a)	1,297,130
	Machinery	5.09%
40,000	Federal Signal Corporation	1,309,600
92,500	Kornit Digital Ltd.(a) (b)	2,847,150
		4,156,750
	Professional Services	3.29%
11,800	ICF International, Inc.	996,746
48,100	Willdan Group, Inc.(a)	1,687,348
		2,684,094
	Trading Companies & Distributors	4.28%
60,200	Foundation Building Materials, Inc.(a)	932,498
19,500	SiteOne Landscape Supply, Inc.(a)	1,443,390
53,710	Univar Inc.(a)	1,115,020
		3,490,908
Total Industrials (Cost $15,729,922)		18,820,487

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		21.68%
	Electronic Equipment, Instruments & Components	0.77%
40,000	nLight, Inc.(a)	626,400
	IT Services	3.05%
68,000	i3 Verticals, Inc. — Class A(a)	1,368,160
31,100	Virtusa Corp.(a)	1,120,222
		2,488,382
	Semiconductors & Semiconductor Equipment	3.10%
67,680	Everspin Technologies, Inc.(a)	414,878
46,000	Ichor Holdings, Ltd.(a) (b)	1,112,280
45,000	MaxLinear, Inc.(a)	1,007,100
		2,534,258
	Software	14.76%
115,000	8x8, Inc.(a)	2,382,800
18,400	CyberArk Software Ltd.(a) (b)	1,836,688
30,505	Envestnet, Inc.(a)	1,729,634
7,400	Everbridge, Inc.(a)	456,654
17,600	Five9, Inc.(a)	945,824
15,400	Instructure, Inc.(a)	596,596
43,900	Materialise NV — ADR(a) (b)	811,272
50,720	Mimecast Ltd.(a) (b)	1,809,182
13,600	Varonis Systems, Inc.(a)	813,008
42,000	Yext, Inc.(a)	667,380
		12,049,038
Total Information Technology (Cost $10,360,132)		17,698,078
Utilities		0.77%
	Water Utilities	0.77%
32,500	AquaVenture Holdings Ltd.(a) (b)	631,475
Total Utilities (Cost $585,000)		631,475
Total Common Stocks (Cost $55,477,347)		71,174,373
The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Real Estate Investment Trust (REITs)		3.16%
	Real Estate	3.16%
57,900	Community Healthcare Trust, Inc.	2,579,445
Total Real Estate (Cost $1,357,754)		2,579,445
Total REITs (Cost $1,357,754)		2,579,445
Short Term Investments		9.81%
Investment Company		9.81%
8,011,423	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(c)	8,011,423
Total Investment Company		8,011,423
Total Short Term Investments (Cost $8,011,423)		8,011,423
Total Investments (Cost ($64,846,524)		100.15 81,765,241%
Liabilities in Excess of Other Assets		(0.15 (120,617))%
Total Net Assets		100.00 81,644,624%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $14,629,944 (17.92% of net assets) at September 30, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		91.46%
Communication Services		6.07%
	Diversified Telecommunication Services	4.53%
312,500	AT&T, Inc.	11,825,000
240,000	Verizon Communications, Inc.	14,486,400
		26,311,400
	Entertainment	1.54%
498,000	Lions Gate Entertainment Corp. — Class A(b)	4,606,500
498,000	Lions Gate Entertainment Corp. — Class B(b)	4,352,520
		8,959,020
Total Communication Services (Cost $48,516,470)		35,270,420
Consumer Staples		19.34%
	Beverages	5.17%
275,000	The Coca Cola Co.	14,971,000
50,000	Keurig Dr Pepper, Inc.	1,366,000
100,000	PepsiCo, Inc.	13,710,000
		30,047,000
	Food & Staples Retailing	3.84%
50,000	Costco Wholesale Corp.	14,405,500
100,000	Sysco Corp.	7,940,000
		22,345,500
	Food Products	3.01%
169,100	B&G Foods, Inc.	3,197,681
199,900	General Mills, Inc.	11,018,488
51,500	Kellogg Co.	3,314,025
		17,530,194
	Household Products	7.32%
95,000	The Clorox Co.	14,427,650
25,000	Colgate-Palmolive Co.	1,837,750
71,200	Kimberly-Clark Corp.	10,113,960
130,000	The Procter & Gamble Co.	16,169,400
		42,548,760
Total Consumer Staples (Cost $56,786,309)		112,471,454

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Energy		23.58%
	Energy Equipment & Services	2.46%
84,200	Helmerich & Payne, Inc.	3,373,894
320,000	Schlumberger Ltd.(b)	10,934,400
		14,308,294
	Oil, Gas & Consumable Fuels	21.12%
350,000	Apache Corp.	8,960,000
365,000	BP PLC — ADR(b)	13,866,350
150,000	Chevron Corp.	17,790,000
220,000	ConocoPhillips	12,535,600
140,000	Delek Logistics Partners LP	4,380,600
150,000	Exxon Mobil Corp.	10,591,500
195,000	Hess Corp.	11,793,600
250,000	HollyFrontier Corp.	13,410,000
486,300	Kinder Morgan, Inc.	10,022,643
89,000	Marathon Petroleum Corp.	5,406,750
22,500	Phillips 66	2,304,000
200,000	Royal Dutch Shell PLC. — Class A — ADR(b)	11,770,000
		122,831,043
Total Energy (Cost $126,736,267)		137,139,337
Financials		7.32%
	Banks	3.16%
321,000	BB&T Corp.	17,131,770
35,000	Citizens Financial Group, Inc.	1,237,950
		18,369,720
	Insurance	4.16%
100,000	Arthur J. Gallagher & Co.	8,957,000
140,000	The Allstate Corp.	15,215,200
		24,172,200
Total Financials (Cost $21,920,230)		42,541,920
Health Care		12.97%
	Biotechnology	0.28%
25,900	Gilead Sciences, Inc.	1,641,542

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Equipment & Supplies	2.65%
80,000	Abbott Laboratories	6,693,600
100,000	Baxter International, Inc.	8,747,000
		15,440,600
	Pharmaceuticals	10.04%
25,800	Bristol-Myers Squibb Co.	1,308,318
75,000	Eli Lilly & Co.	8,387,250
361,000	GlaxoSmithKline PLC — ADR(b)	15,407,480
130,000	Johnson & Johnson	16,819,400
80,000	Merck & Co., Inc.	6,734,400
270,000	Pfizer Inc.	9,701,100
		58,357,948
Total Health Care (Cost $43,276,615)		75,440,090
Industrials		8.68%
	Aerospace & Defense	4.58%
70,000	The Boeing Co.	26,632,900
	Commercial Services & Supplies	3.26%
930,500	Pitney Bowes Inc.	4,252,385
128,000	Waste Management, Inc.	14,720,000
		18,972,385
	Electrical Equipment	0.84%
230,000	ABB Ltd. — ADR(b)	4,524,100
5,300	Emerson Electric Co.	354,358
		4,878,458
Total Industrials (Cost $23,741,549)		50,483,743
Information Technology		11.54%
	Communications Equipment	1.70%
200,000	Cisco Systems, Inc.	9,882,000
	IT Services	1.44%
57,500	International Business Machines Corp.	8,361,650

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Semiconductors & Semiconductor Equipment	4.10%
300,000	Intel Corp.	15,459,000
110,000	QUALCOMM, Inc.	8,390,800
		23,849,800
	Software	4.30%
180,000	Microsoft Corp.	25,025,400
Total Information Technology (Cost $28,215,192)		67,118,850
Materials		1.95%
	Chemicals	1.50%
56,666	Corteva, Inc.(a)	1,586,648
65,500	Dow Inc.	3,121,075
56,666	DuPont de Nemours Inc.	4,040,852
		8,748,575
	Metals & Mining	0.45%
50,000	Rio Tinto PLC — ADR(b)	2,604,500
Total Materials (Cost $7,379,571)		11,353,075
Total Common Stocks (Cost $356,572,203)		531,818,889
Real Estate Investment Trust (REITs)		2.88%
	Real Estate	2.88%
85,300	Digital Realty Trust, Inc.	11,072,793
205,000	Weyerhaeuser Co.	5,678,500
Total Real Estate (Cost $10,854,794)		16,751,293
Total REITs (Cost $10,854,794)		16,751,293
Convertible Bonds		1.85%
Health Care		0.52%
	Biotechnology	0.52%
	The Medicines Co.
2,000,000	2.500%, 01/15/2022	3,013,718
Total Health Care (Cost $2,038,325)		3,013,718

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		1.33%
	Software	1.33%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035	7,758,990
Total Information Technology (Cost $7,517,671)		7,758,990
Total Convertible Bonds (Cost $9,555,996)		10,772,708
Corporate Bonds		1.85%
Communication Services		0.80%
	Diversified Telecommunication Services	0.80%
	Consolidated Communications, Inc.
5,000,000	6.500%, 10/01/2022	4,650,000
Total Communication Services (Cost $4,956,500)		4,650,000
Consumer Discretionary		0.43%
	Leisure Products	0.43%
	Brunswick Corp.
2,200,000	7.375%, 09/01/2023	2,507,469
Total Consumer Discretionary (Cost $2,129,782)		2,507,469
Energy		0.17%
	Oil, Gas & Consumable Fuels	0.17%
	Approach Resources, Inc.
3,000,000	7.000%, 06/15/2021(c)	963,000
Total Energy (Cost $3,000,000)		963,000
Financials		0.45%
	Diversified Financial Services	0.45%
	Everi Payments, Inc.
2,500,000	7.500%, 12/15/2025(e)	2,640,625
Total Financials (Cost $2,500,000)		2,640,625
Total Corporate Bonds (Cost $12,586,282)		10,761,094

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		1.50%
Investment Company		1.50%
8,719,558	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(f)	8,719,558
Total Investment Company		8,719,558
Total Short Term Investments (Cost $8,719,558)		8,719,558
Total Investments (Cost ($398,288,833)		99.54 578,823,542%
Other Assets in Excess of Liabilities		0.46 2,680,989%
Total Net Assets		100.00 581,504,531%

ADR  American Depositary Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $68,065,850 (11.71% of net assets) at September 30, 2019.

(c)  A portion of these investments are segregated as collateral for open written option contracts.

(d)  Illiquid Security. The total value of these securities amounted to $963,000 (0.17% of net assets) at September 30, 2019.

(e)  144A Securities. The total value of this security is $2,640,625 (0.45% of net assets) at September 30, 2019.

(f)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF OPTIONS WRITTEN

SEPTEMBER 30, 2019 Continued

Contracts		$ Notional Amount	$ Value
Call Options
	BB&T Corp.
310	Expiration: October 2019, Exercise Price: $52.50	1,654,470	53,010
	BB&T Corp.
300	Expiration: November 2019, Exercise Price: $55.00	1,601,100	27,000
	Boeing Co/The
200	Expiration: November 2019, Exercise Price: $370.00	7,609,400	432,000
	Boeing Co/The
300	Expiration: November 2019, Exercise Price: $375.00	11,414,100	570,900
	Boeing Co/The
200	Expiration: November 2019, Exercise Price: $405.00	7,609,400	114,200
	GlaxoSmithKline Plc
278	Expiration: November 2019, Exercise Price: $44.00	1,186,504	15,290
	Hess Corp.
200	Expiration: October 2019, Exercise Price: $70.00	1,209,600	600
	Hess Corp.
200	Expiration: November 2019, Exercise Price: $75.00	1,209,600	4,200
	HollyFrontier Corp.
500	Expiration: November 2019, Exercise Price: $60.00	2,682,000	37,500
	Johnson & Johnson
200	Expiration: November 2019, Exercise Price: $130.00	2,587,600	59,200
	Total Written Options (Premiums received $1,107,121)		1,313,900

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		92.60%
Communication Services		12.93%
	Diversified Telecommunication Services	1.56%
44,540	Verizon Communications, Inc.	2,688,435
	Entertainment	3.25%
19,485	Electronic Arts, Inc.(a)	1,906,023
28,457	The Walt Disney Co.	3,708,516
		5,614,539
	Interactive Media & Services	8.12%
3,645	Alphabet, Inc. — Class A(a)	4,451,055
4,072	Alphabet, Inc. — Class C(a)	4,963,768
14,415	Facebook, Inc. — Class A(a)	2,567,023
9,273	IAC/InterActiveCorp(a)	2,021,236
		14,003,082
Total Communication Services (Cost $11,929,559)		22,306,056
Consumer Discretionary		13.44%
	Auto Components	1.22%
24,025	Aptiv PLC(b)	2,100,266
	Hotels, Restaurants & Leisure	1.20%
9,127	Vail Resorts, Inc.	2,076,940
	Internet & Direct Marketing Retail	6.21%
12,275	Alibaba Group Holding Ltd. — ADR(a) (b)	2,052,748
3,641	Amazon.com, Inc.(a)	6,320,448
1,199	Booking Holdings, Inc.(a)	2,353,170
		10,726,366
	Specialty Retail	2.56%
19,018	The Home Depot, Inc.	4,412,556
	Textiles, Apparel & Luxury Goods	2.25%
41,312	NIKE, Inc. — Class B	3,880,023
Total Consumer Discretionary (Cost $12,231,399)		23,196,151

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		1.17%
	Beverages	1.17%
34,934	Monster Beverage Corp.(a)	2,028,268
Total Consumer Staples (Cost $1,758,014)		2,028,268
Energy		0.87%
	Energy Equipment & Services	0.87%
43,842	Schlumberger Ltd.(b)	1,498,081
Total Energy (Cost $1,752,466)		1,498,081
Financials		5.82%
	Capital Markets	5.00%
15,033	CME Group, Inc.	3,177,074
30,681	Intercontinental Exchange, Inc.	2,830,936
10,702	S&P Global, Inc.	2,621,776
		8,629,786
	Diversified Financial Services	0.82%
8,872	Global Payments Inc.	1,410,648
Total Financials (Cost $4,091,369)		10,040,434
Health Care		17.65%
	Biotechnology	0.99%
18,939	Exact Sciences Corp.(a)	1,711,517
	Health Care Equipment & Supplies	15.00%
58,228	Abbott Laboratories	4,871,937
13,523	ABIOMED, Inc.(a)	2,405,606
5,466	Align Technology, Inc.(a)	988,909
47,557	Baxter International, Inc.	4,159,811
12,032	Becton Dickinson and Co.	3,043,615
28,005	Danaher Corp.	4,044,762
14,026	IDEXX Laboratories, Inc.(a)	3,814,090
4,715	Intuitive Surgical, Inc.(a)	2,545,770
		25,874,500

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Life Sciences Tools & Services	1.66%
9,406	Illumina, Inc.(a)	2,861,493
Total Health Care (Cost $20,207,073)		30,447,510
Industrials		7.28%
	Commercial Services & Supplies	0.98%
68,685	KAR Auction Services, Inc.	1,686,217
	Industrial Conglomerates	1.85%
18,916	Honeywell International, Inc.	3,200,587
	Machinery	0.94%
95,284	Evoqua Water Technologies Corp.(a)	1,621,734
	Professional Services	2.49%
20,956	IHS Markit Ltd.(a) (b)	1,401,537
35,709	TransUnion	2,896,357
		4,297,894
	Road & Rail	1.02%
10,822	Union Pacific Corp.	1,752,947
Total Industrials (Cost $9,681,734)		12,559,379
Information Technology		29.70%
	IT Services	8.95%
17,565	Broadridge Financial Solutions, Inc.	2,185,613
30,050	Fiserv, Inc.(a)	3,112,879
18,310	MasterCard, Inc. — Class A	4,972,447
20,007	Visa Inc. — Class A	3,441,404
8,518	WEX Inc.(a)	1,721,232
		15,433,575
	Semiconductors & Semiconductor Equipment	3.35%
9,615	Broadcom Inc.	2,654,413
4,681	Lam Research Corporation	1,081,826
41,898	Semtech Corp.(a)	2,036,662
		5,772,901

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Software	15.17%
6,845	Adobe, Inc.(a)	1,890,931
16,218	Guidewire Software, Inc.(a)	1,709,053
9,529	Intuit, Inc.	2,534,142
76,828	Microsoft Corp.	10,681,397
9,986	Palo Alto Networks, Inc.(a)	2,035,446
14,222	salesforce.com, Inc.(a)	2,111,114
11,850	ServiceNow, Inc.(a)	3,008,123
14,739	VMware, Inc. — Class A	2,211,734
		26,181,940
	Technology Hardware, Storage & Peripherals	2.23%
17,215	Apple Inc.	3,855,644
Total Information Technology (Cost $31,950,750)		51,244,060
Materials		3.74%
	Chemicals	3.74%
11,000	Ecolab Inc.	2,178,440
22,090	Linde PLC(b)	4,279,275
Total Materials (Cost $4,481,971)		6,457,715
Total Common Stocks (Cost $98,084,335)		159,777,654
Real Estate Investment Trust (REITs)		2.83%
	Real Estate	2.83%
8,395	American Tower Corp.	1,856,386
5,237	Equinix Inc.	3,020,702
Total Real Estate (Cost $2,164,197)		4,877,088
Total REITs (Cost $2,164,197)		4,877,088

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		7.61%
Investment Company		7.61%
13,130,239	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(c)	13,130,239
Total Investment Company		13,130,239
Total Short Term Investments (Cost $13,130,239)		13,130,239
Total Investments (Cost ($113,378,771)		103.04 177,784,981%
Liabilities in Excess of Other Assets		(3.04 (5,242,102))%
Total Net Assets		100.00 172,542,879%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $11,331,907 (6.57% of net assets) at September 30, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		1.16%
Communication Services		0.88%
	Entertainment	0.88%
24,485	Lions Gate Entertainment Corp. — Class A(a)	226,486
24,485	Lions Gate Entertainment Corp. — Class B(a)	213,999
20,000	Live Nation Entertainment, Inc.	1,326,800
Total Communication Services (Cost $1,191,820)		1,767,285
Industrials		0.28%
	Machinery	0.28%
19,000	The Greenbrier Companies, Inc.	572,280
Total Industrials (Cost $673,855)		572,280
Total Common Stocks (Cost $1,865,675)		2,339,565
Convertible Bonds		13.37%
Communication Services		0.88%
	Entertainment	0.14%
	Live Nation Entertainment, Inc.
$250,000	2.500%, 03/15/2023	293,725
	Interactive Media & Services	0.74%
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,480,313
Total Communication Services (Cost $1,686,847)		1,774,038
Energy		0.21%
	Oil, Gas & Consumable Fuels	0.21%
	Whiting Petroleum Corp.
427,000	1.250%, 04/01/2020	418,571
Total Energy (Cost $411,841)		418,571

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Financials		1.26%
	Consumer Finance	1.26%
	PRA Group, Inc.
500,000	3.000%, 08/01/2020	497,844
2,000,000	3.500%, 06/01/2023	2,036,082
Total Financials (Cost $2,526,867)		2,533,926
Health Care		1.65%
	Biotechnology	1.65%
	Flexion Therapeutics, Inc.
500,000	3.375%, 05/01/2024	450,232
	The Medicines Co.
300,000	2.500%, 01/15/2022	452,058
2,000,000	2.750%, 07/15/2023	2,420,000
Total Health Care (Cost $2,753,629)		3,322,290
Industrials		2.35%
	Air Freight & Logistics	1.16%
	Air Transport Services Group, Inc.
2,500,000	1.125%, 10/15/2024	2,338,609
	Construction & Engineering	0.71%
	Tutor Perini Corporation
1,500,000	2.875%, 06/15/2021	1,431,562
	Machinery	0.48%
	The Greenbrier Companies, Inc.
1,000,000	2.875%, 02/01/2024	956,106
Total Industrials (Cost $4,912,884)		4,726,277
Information Technology		7.02%
	IT Services	1.46%
	Cardtronics plc
3,000,000	1.000%, 12/01/2020(a)	2,935,115
	Software	5.56%
	8x8, Inc.
3,000,000	0.500%, 02/01/2024(b)	3,157,849

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Envestnet, Inc.
1,500,000	1.750%, 12/15/2019	1,526,250
	Guidewire Software, Inc.
2,000,000	1.250%, 03/15/2025	2,300,130
	Nuance Communications, Inc.
3,310,000	1.500%, 11/01/2035(b)	3,324,564
	Pluralsight, Inc.
1,000,000	0.375%, 03/01/2024(b)	859,966
		11,168,759
Total Information Technology (Cost $13,619,268)		14,103,874
Total Convertible Bonds (Cost $25,911,336)		26,878,976
Corporate Bonds		62.86%
Communication Services		10.40%
	Diversified Telecommunication Services	2.08%
	Consolidated Communications, Inc.
4,500,000	6.500%, 10/01/2022	4,185,000
	Entertainment	3.02%
	Lions Gate Capital Holdings LLC
250,000	5.875%, 11/01/2024(b)	258,125
	Live Nation Entertainment, Inc.
3,100,000	5.375%, 06/15/2022(b)	3,146,500
1,000,000	4.875%, 11/01/2024(b)	1,038,537
250,000	5.625%, 03/15/2026(b)	266,563
	Netflix, Inc.
250,000	5.500%, 02/15/2022	265,938
1,000,000	5.750%, 03/01/2024	1,093,750
		6,069,413
	Interactive Media & Services	0.52%
	Match Group, Inc.
1,000,000	5.000%, 12/15/2027(b)	1,042,500
	Media	4.78%
	AMC Networks, Inc.
1,500,000	5.000%, 04/01/2024	1,548,795
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	1,016,250
	The E.W. Scripps Co.
250,000	5.125%, 05/15/2025(b)	251,250

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Gray Television, Inc.
2,060,000	5.875%, 07/15/2026(b)	2,147,550
	Nexstar Broadcasting, Inc.
2,000,000	6.125%, 02/15/2022(b)	2,030,000
500,000	5.625%, 08/01/2024(b)	521,675
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023(b)	2,102,625
		9,618,145
Total Communication Services (Cost $20,596,892)		20,915,058
Consumer Discretionary		11.93%
	Auto Components	0.51%
	Allison Transmission, Inc.
1,000,000	5.000%, 10/01/2024(b)	1,023,750
	Commercial Services	1.57%
	Compass Group Diversified Holdings LLC
2,000,000	8.000%, 05/01/2026(b)	2,125,000
	The ServiceMaster Co. LLC
1,000,000	5.125%, 11/15/2024(b)	1,040,000
		3,165,000
	Distributors	1.01%
	LKQ Corp.
2,000,000	4.750%, 05/15/2023	2,035,000
	Hotels, Restaurants & Leisure	2.57%
	Nathan's Famous, Inc.
1,500,000	6.625%, 11/01/2025(b)	1,500,000
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(a)	2,059,576
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027(b)	1,603,095
		5,162,671
	Leisure Products	1.70%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,419,275
	Media	0.76%
	Sirius XM Radio, Inc.
1,500,000	4.625%, 05/15/2023(b)	1,535,625

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Specialty Retail	2.02%
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,539,700
	Sonic Automotive, Inc.
1,500,000	5.000%, 05/15/2023	1,526,250
		4,065,950
	Textiles, Apparel & Luxury Goods	1.79%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,590,231
Total Consumer Discretionary (Cost $21,787,218)		23,997,502
Consumer Staples		4.65%
	Food Products	4.65%
	Performance Food Group, Inc.
3,000,000	5.500%, 10/15/2027(b)	3,172,500
	Pilgrim's Pride Corp.
1,000,000	5.750%, 03/15/2025(b)	1,037,500
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	2,025,000
3,000,000	6.000%, 02/15/2024(b)	3,120,000
Total Consumer Staples (Cost $5,976,767)		9,355,000
Energy		6.31%
	Oil, Gas & Consumable Fuels	6.31%
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.
1,000,000	5.500%, 10/15/2019	1,001,061
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
2,000,000	6.750%, 05/15/2025	1,990,000
	Holly Energy Partners LP / Holly Energy Finance Corp.
2,500,000	6.000%, 08/01/2024(b)	2,621,875
	MPLX LP
3,500,000	6.875% (3 Month LIBOR USD + 4.652%), 08/15/2023	3,504,550
	Parsley Energy LLC / Parsley Finance Corp.
250,000	6.250%, 06/01/2024(b)	259,375
1,000,000	5.375%, 01/15/2025(b)	1,017,500
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023(a) (b)	1,294,125
1,000,000	5.375%, 09/30/2025(a) (b)	993,750
Total Energy (Cost $12,589,813)		12,682,236

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Financials		4.49%
	Capital Markets	1.55%
	Donnelley Financial Solutions, Inc.
1,500,000	8.250%, 10/15/2024	1,560,000
	MSCI, Inc.
1,500,000	5.250%, 11/15/2024(b)	1,556,250
		3,116,250
	Diversified Financial Services	2.94%
	Cogent Communications Finance, Inc.
3,000,000	5.625%, 04/15/2021(b)	3,033,750
	Cott Holdings, Inc.
1,250,000	5.500%, 04/01/2025(b)	1,301,600
	Everi Payments, Inc.
1,500,000	7.500%, 12/15/2025(b)	1,584,375
		5,919,725
Total Financials (Cost $8,715,750)		9,035,975
Health Care		5.32%
	Health Care Equipment & Supplies	0.51%
	Catalent Pharma Solutions, Inc.
1,000,000	4.875%, 01/15/2026(b)	1,033,750
	Health Care Providers & Services	1.02%
	Centene Corp.
1,500,000	5.625%, 02/15/2021	1,522,065
500,000	6.125%, 02/15/2024	520,725
		2,042,790
	Pharmaceuticals	3.79%
	Bausch Health Americas, Inc.
1,000,000	9.250%, 04/01/2026(b)	1,138,740
	Bausch Health Companies Inc.
1,500,000	5.500%, 11/01/2025(a) (b)	1,575,150
500,000	9.000%, 12/15/2025(a) (b)	563,125
	Horizon Pharma USA, Inc.
1,000,000	5.500%, 08/01/2027(b)	1,042,500
	Mylan NV
2,000,000	3.950%, 06/15/2026(a)	2,068,387
	Teva Pharmaceutical Industries Ltd.
1,500,000	6.750%, 03/01/2028(a)	1,228,125
		7,616,027
Total Health Care (Cost $9,285,628)		10,692,567

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Industrials		12.30%
	Aerospace & Defense	2.91%
	TransDigm, Inc.
250,000	6.000%, 07/15/2022	254,375
500,000	6.250%, 03/15/2026(b)	538,125
500,000	6.375%, 06/15/2026	528,125
	Triumph Group, Inc.
4,000,000	4.875%, 04/01/2021	4,008,200
500,000	6.250%, 09/15/2024(b)	521,350
		5,850,175
	Building Products	0.27%
	Builders FirstSource, Inc.
500,000	6.750%, 06/01/2027(b)	541,250
	Commercial Services & Supplies	5.32%
	Cimpress NV
2,000,000	7.000%, 06/15/2026(a) (b)	2,074,600
	Covanta Holding Corp.
250,000	5.875%, 03/01/2024	258,125
1,500,000	5.875%, 07/01/2025	1,569,375
	LSC Communications, Inc.
500,000	8.750%, 10/15/2023(b)	367,500
	Matthews International Corp.
1,250,000	5.250%, 12/01/2025(b)	1,187,500
	Mobile Mini, Inc.
1,000,000	5.875%, 07/01/2024	1,032,500
	Quad Graphics, Inc.
4,000,000	7.000%, 05/01/2022	4,100,000
	Stericycle, Inc.
100,000	5.375%, 07/15/2024(b)	103,000
		10,692,600
	Construction & Engineering	1.76%
	Great Lakes Dredge & Dock Corp.
1,500,000	8.000%, 05/15/2022	1,602,450
	Tutor Perini Corp.
2,000,000	6.875%, 05/01/2025(b)	1,945,000
		3,547,450
	Trading Companies & Distributors	2.04%
	Fly Leasing Ltd.
2,000,000	6.375%, 10/15/2021(a)	2,038,750
2,000,000	5.250%, 10/15/2024(a)	2,070,000
		4,108,750
Total Industrials (Cost $24,355,195)		24,740,225

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Information		1.13%
	Radio and Television Broadcasting	1.13%
	iHeartCommunications, Inc.
2,000,000	8.375%, 05/01/2027	2,170,600
100,000	5.250%, 08/15/2027(b)	104,250
Total Information (Cost $2,103,735)		2,274,850
Information Technology		4.67%
	Electronic Equipment, Instruments & Components	1.72%
	Anixter, Inc.
500,000	5.125%, 10/01/2021	522,500
1,000,000	6.000%, 12/01/2025	1,107,500
	Itron, Inc.
1,500,000	5.000%, 01/15/2026(b)	1,549,200
	MTS Systems Corp.
250,000	5.750%, 08/15/2027(b)	260,625
		3,439,825
	IT Services	1.39%
	Cardtronics Inc / Cardtronics USA, Inc.
1,500,000	5.500%, 05/01/2025(a) (b)	1,530,000
	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.
1,200,000	6.000%, 07/15/2025(b)	1,271,520
		2,801,520
	Software	1.56%
	Nuance Communications, Inc.
3,000,000	6.000%, 07/01/2024	3,135,000
Total Information Technology (Cost $7,941,388)		9,376,345
Materials		1.16%
	Chemicals	0.52%
	OCI NV
1,000,000	6.625%, 04/15/2023(a) (b)	1,049,700
	Metals & Mining	0.64%
	Commercial Metals Co.
1,000,000	5.750%, 04/15/2026	1,027,500
250,000	5.375%, 07/15/2027	253,750
		1,281,250
Total Materials (Cost $2,261,250)		2,330,950

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Wholesale Trade		0.50%
	Drugs and Druggists' Sundries Merchant Wholesalers	0.50%
	HLF Financing Sarl LLC / Herbalife International, Inc.
1,000,000	7.250%, 08/15/2026(b)	1,011,250
Total Wholesale Trade (Cost $1,023,750)		1,011,250
Total Corporate Bonds (Cost $121,737,386)		126,411,958
Bank Loans		15.94%
	Aerospace & Defense	3.12%
4,900,000	Maxar Technologies Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	4,331,257
1,955,175	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	1,949,407
		6,280,664
	Broadcasting	0.25%
500,000	Nexstar Media Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	502,850
	Building Products	0.50%
1,009,332	Builders FirstSource, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	1,013,587
	Capital Goods	0.96%
1,930,932	SiteOne Landscape Supply, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	1,937,873
	Capital Markets	0.48%
956,667	Blucora, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.000%)	959,656
	Commercial Services & Supplies	0.16%
372,000	LSC Communications, Inc., Senior Secured First Lien Term Loan (1 Week LIBOR USD + 5.500%)	313,099
	Diversified Consumer Services	1.10%
2,200,081	Weight Watchers International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.750%)	2,207,649
	Food Products	0.49%
980,000	Atkins Nutritionals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.500%)(c)	983,063
	Health Care Equipment & Services	0.97%
1,942,857	RadNet Management, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.500%)	1,952,572
	Machinery	0.48%
950,000	Welbilt, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	953,563
	Media	1.34%
716,820	CBS Radio Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	718,611
980,000	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.000%)	976,325
995,000	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	997,239
		2,692,175

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Metals & Mining	1.63%
3,454,940	U.S. Silica Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.000%)	3,281,468
	Oil, Gas & Consumable Fuels	0.47%
987,500	Keane Group Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.750%)	952,938
	Pharmaceuticals	1.32%
2,154,573	Bausch Health Companies Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	2,165,799
437,500	Bausch Health Companies Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	438,896
55,000	Innoviva, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.500%)	54,175
		2,658,870
	Software	2.17%
616,927	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.250%)	587,817
368,035	Avaya, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.250%)	350,670
2,000,000	Cerence Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.000%)(c)	1,890,000
322,486	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	323,969
213,009	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	213,989
989,884	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	995,090
		4,361,535
	Trading Companies & Distributors	0.50%
992,500	Foundation Building Materials Holding Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	994,053
Total Bank Loans (Cost $32,773,234)		32,045,615
Short Term Investments		5.72%
Investment Company		5.72%
11,500,049	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(d)	11,500,049
Total Investment Company		11,500,049
Total Short Term Investments (Cost $11,500,049)		11,500,049
Total Investments (Cost ($193,787,680)		99.05 199,176,163%
Other Assets in Excess of Liabilities		0.95 1,907,744%
Total Net Assets		100.00 201,083,907%

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

(a)  Foreign Issued Securities. The total value of these securities amounted to $21,920,889 (10.90% if net assets) at September 30, 2019.

(b)  144A Securities. The total value of these securities amounted to $69,375,919 (34.50% of net assets) at September 30, 2019.

(c)  Illiquid Security. The total value of this security amounted to $2,873,063 (1.43% of net assets) at September 30, 2019.

(d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		91.81%
Belgium		1.41%
	Beverages	1.41%
38,500	Anheuser-Busch InBev SA/NV	3,664,426
17,200	Anheuser-Busch InBev SA/NV — ADR	1,636,580
		5,301,006
Total Belgium (Cost $4,564,683)		5,301,006
Brazil		0.32%
	Beverages	0.32%
262,400	Ambev SA — ADR	1,212,288
Total Brazil (Cost $1,139,667)		1,212,288
Canada		1.60%
	Road & Rail	1.60%
67,000	Canadian National Railway Co.	6,020,620
Total Canada (Cost $4,822,925)		6,020,620
Cayman Islands		0.91%
	Interactive Media & Services	0.91%
82,000	Tencent Holdings Ltd. — ADR	3,413,660
Total Cayman Islands (Cost $3,335,487)		3,413,660
Denmark		0.56%
	Pharmaceuticals	0.56%
41,000	Novo Nordisk A/S — ADR — ADR	2,119,700
Total Denmark (Cost $2,040,846)		2,119,700
France		18.84%
	Beverages	1.25%
26,500	Pernod Ricard SA	4,716,509

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Chemicals	1.68%
44,602	Air Liquide SA	6,347,782
	Electrical Equipment	1.95%
84,000	Schneider Electric SE	7,345,162
	Food Products	0.15%
11,308	Vilmorin & Cie S.A.	576,285
	Hotels, Restaurants & Leisure	1.37%
124,000	Accor SA	5,168,771
	Life Sciences Tools & Services	3.88%
13,900	Eurofins Scientific SE	6,464,057
58,341	Sartorius Stedim Biotech	8,160,353
		14,624,410
	Media (discontinued effective close of September 28, 2018)	1.77%
156,000	JCDecaux SA	4,221,449
50,000	Publicis Groupe SA	2,460,270
		6,681,719
	Professional Services	1.39%
218,000	Bureau Veritas SA	5,247,226
	Software	1.59%
42,000	Dassault Systemes SE	5,983,188
	Textiles, Apparel & Luxury Goods	3.81%
14,500	Kering SA	7,389,006
17,600	LVMH Moet Hennessy Louis Vuitton SE	6,982,998
		14,372,004
Total France (Cost $52,655,442)		71,063,056
Germany		22.38%
	Capital Markets	0.51%
65,000	DWS Group GmbH & Co KGaA	1,918,865
	Chemicals	1.44%
56,000	Symrise AG	5,443,713
	Construction Materials	0.95%
49,500	HeidelbergCement AG	3,576,387
	Electronic Equipment, Instruments & Components	0.88%
133,711	Jenoptik AG	3,312,828

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Entertainment	0.93%
62,000	CTS Eventim AG & Co. KGaA	3,493,003
	Health Care Equipment & Supplies	2.40%
79,525	Carl Zeiss Meditec AG	9,063,927
	Health Care Providers & Services	1.45%
117,000	Fresenius SE & Co. KGaA	5,473,356
	Household Products	0.70%
28,900	Henkel AG & Co. KGaA	2,645,686
	Industrial Conglomerates	1.42%
50,200	Siemens A.G. — ADR	5,373,685
	Insurance	1.49%
21,700	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,605,085
	IT Services	1.42%
33,500	Wirecard AG	5,361,344
	Pharmaceuticals	1.98%
9,200	Bayer AG	648,171
12,000	Bayer AG — ADR	212,280
58,500	Merck KGaA	6,590,032
		7,450,483
	Semiconductors & Semiconductor Equipment	0.80%
169,000	Infineon Technologies AG	3,036,391
	Software	2.02%
64,800	SAP SE — ADR	7,637,976
	Textiles, Apparel & Luxury Goods	2.80%
19,700	adidas AG	6,133,503
57,160	Puma SE	4,422,806
		10,556,309
	Trading Companies & Distributors	1.19%
93,000	Brenntag AG	4,497,836
Total Germany (Cost $59,075,284)		84,446,874
Hong Kong		2.03%
	Gas Utilities	0.49%
405,000	Beijing Enterprises Holdings Ltd.	1,863,516

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Industrial Conglomerates	1.08%
44,184	Jardine Matheson Holdings Ltd.	2,364,604
56,695	Jardine Strategic Holdings Ltd.	1,695,829
		4,060,433
	Personal Products	0.46%
880,750	L'Occitane International SA	1,752,072
Total Hong Kong (Cost $7,999,224)		7,676,021
India		1.78%
	Banks	1.78%
552,480	ICICI Bank Ltd. — ADR	6,729,206
Total India (Cost $5,398,320)		6,729,206
Ireland		5.12%
	Chemicals	2.05%
39,760	Linde PLC(a)	7,717,134
	Construction Materials	1.16%
73,000	CRH PLC — ADR	2,508,280
55,000	CRH public limited company	1,887,837
		4,396,117
	Health Care Equipment & Supplies	1.44%
50,000	Medtronic, PLC	5,431,000
	Hotels, Restaurants & Leisure	0.47%
330,015	Dalata Hotel Group PLC	1,762,536
Total Ireland (Cost $15,783,659)		19,306,787
Italy		1.67%
	Beverages	1.53%
640,000	Davide Campari — Milano S.p.A.	5,781,103
	IT Services	0.14%
50,000	Nexi Spa(a)	509,442
Total Italy (Cost $2,941,068)		6,290,545

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Japan		4.54%
	Beverages	1.15%
87,000	Asahi Group Holdings Ltd.	4,320,690
	Electronic Equipment, Instruments & Components	2.22%
1,000	KEYENCE CORP.	622,456
75,000	Murata Manufacturing Co., Ltd.	3,635,065
75,000	Omron Corp.	4,132,883
		8,390,404
	Internet & Direct Marketing Retail	0.38%
61,000	ZOZO, Inc.	1,413,007
	Machinery	0.79%
14,000	FANUC Corp.	2,646,328
18,000	FANUC Corp. — ADR(a)	338,760
		2,985,088
Total Japan (Cost $12,755,517)		17,109,189
Netherlands		7.54%
	IT Services	1.89%
87,499	InterXion Holding NV(a)	7,127,669
	Oil, Gas & Consumable Fuels	0.95%
61,000	Royal Dutch Shell PLC. — Class A — ADR	3,589,850
	Personal Products	1.38%
83,700	Unilever N.V. — NY Shares — ADR	5,024,511
3,000	Unilever NV	180,143
		5,204,654
	Semiconductors & Semiconductor Equipment	2.34%
25,741	ASML Holding NV — NY Shares — ADR	6,394,579
55,000	STMicroelectronics N.V.	1,064,352
70,600	STMicroelectronics N.V. — NY Shares — ADR	1,365,404
		8,824,335
	Trading Companies & Distributors	0.98%
50,000	IMCD N.V.	3,695,035
Total Netherlands (Cost $16,959,389)		28,441,543

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Norway		1.91%
	Commercial Services & Supplies	1.61%
228,000	Tomra Systems ASA	6,092,613
	Diversified Telecommunication Services	0.30%
56,000	Telenor ASA	1,123,578
Total Norway (Cost $3,683,573)		7,216,191
Republic of Korea		0.43%
	Semiconductors & Semiconductor Equipment	0.43%
40,000	Samsung Electronic Co., Ltd.	1,637,762
Total Republic of Korea (Cost $894,090)		1,637,762
Spain		2.23%
	Biotechnology	1.46%
275,300	Grifols SA — ADR	5,517,012
	Specialty Retail	0.77%
93,500	Industria de Diseno Textil, S.A.	2,893,609
Total Spain (Cost $8,043,189)		8,410,621
Sweden		1.76%
	Electronic Equipment, Instruments & Components	1.76%
138,000	Hexagon AB — B Shares	6,647,472
Total Sweden (Cost $7,083,723)		6,647,472
Switzerland		5.17%
	Capital Markets	0.60%
51,037	Julius Baer Group Ltd.(a)	2,260,476
	Insurance	1.49%
54,000	Swiss Re AG	5,634,565
	Life Sciences Tools & Services	1.44%
16,000	Lonza Group AG	5,414,575

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	1.27%
45,400	Roche Holding AG — ADR	1,654,830
10,800	Roche Holding AG	3,144,579
		4,799,409
	Specialty Retail	0.37%
16,700	Dufry AG	1,396,981
Total Switzerland (Cost $17,656,563)		19,506,006
Taiwan, Province of China		2.09%
	Semiconductors & Semiconductor Equipment	2.09%
169,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	7,868,181
Total Taiwan, Province of China (Cost $2,497,332)		7,868,181
United Kingdom		9.52%
	Beverages	1.53%
35,300	Diageo PLC — ADR	5,772,256
	Health Care Equipment & Supplies	1.88%
147,000	Smith & Nephew Plc — ADR	7,075,110
	Hotels, Restaurants & Leisure	0.99%
60,100	InterContinental Hotels Group PLC	3,750,545
	Insurance	2.15%
42,000	Aon PLC	8,129,940
	Internet & Direct Marketing Retail	0.36%
44,000	ASOS Plc(a)	1,339,695
	IT Services	0.22%
21,860	Endava Plc — ADR(a)	827,401
	Pharmaceuticals	0.99%
74,000	AstraZeneca PLC — ADR	3,298,180
5,000	AstraZeneca PLC	446,443
		3,744,623
	Trading Companies & Distributors	1.40%
190,000	Ashtead Group Plc	5,283,780
Total United Kingdom (Cost $28,176,914)		35,923,350
Total Common Stocks (Cost $257,506,895)		346,340,078

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		7.57%
Investment Company		7.57%
28,575,912	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(b)	28,575,912
Total Investment Company		28,575,912
Total Short Term Investments (Cost $28,575,912)		28,575,912
Total Investments (Cost ($286,082,807)		99.38 374,915,990%
Other Assets in Excess of Liabilities		0.62 2,354,436%
Total Net Assets		100.00 377,270,426%

ADR   American Depositary Receipt

PLC   Public Limited Company

(a)  Non Income Producing.

(b)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

As of September 30, 2019, the industry diversification was as follows:

	$ Fair Value	Percentage
Common Stocks
Banks	6,729,206	1.78%
Beverages	27,103,852	7.19%
Biotechnology	5,517,012	1.46%
Capital Markets	4,179,341	1.11%
Chemicals	19,508,630	5.17%
Commercial Services & Supplies	6,092,613	1.62%
Construction Materials	7,972,504	2.11%
Diversified Telecommunication Services	1,123,578	0.30%
Electrical Equipment	7,345,162	1.95%
Electronic Equipment, Instruments & Components	18,350,704	4.87%
Entertainment	3,493,003	0.93%
Food Products	576,285	0.15%
Gas Utilities	1,863,516	0.49%
Health Care Equipment & Supplies	21,570,037	5.72%
Health Care Providers & Services	5,473,356	1.45%
Hotels, Restaurants & Leisure	10,681,851	2.83%
Household Products	2,645,686	0.70%
Industrial Conglomerates	9,434,118	2.50%
Insurance	19,369,590	5.13%
Interactive Media & Services	3,413,660	0.91%
Internet & Direct Marketing Retail	2,752,702	0.73%
IT Services	13,825,855	3.67%
Life Sciences Tools & Services	20,038,985	5.31%
Machinery	2,985,088	0.79%
Media (discontinued effective close of September 28, 2018)	6,681,719	1.77%
Oil, Gas & Consumable Fuels	3,589,850	0.95%
Personal Products	6,956,726	1.84%
Pharmaceuticals	18,114,215	4.80%
Professional Services	5,247,226	1.39%
Road & Rail	6,020,620	1.60%
Semiconductors & Semiconductor Equipment	21,366,670	5.66%
Software	13,621,164	3.61%
Specialty Retail	4,290,590	1.14%
Textiles, Apparel & Luxury Goods	24,928,313	6.61%
Trading Companies & Distributors	13,476,651	3.57%
Total Common Stocks	346,340,078	91.81%
Short Term Investments
Investment Company	28,575,912	7.57%
Total Short Term Investments	28,575,912	7.57%
Total Investments	374,915,990	99.38%
Other Assets in Excess of Liabilities	2,354,436	0.62%
TOTAL NET ASSETS	377,270,426	100.00%
The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		91.80%
Communication Services		10.57%
	Entertainment	2.92%
8,370	Electronic Arts, Inc.(a)	818,753
20,235	Live Nation Entertainment, Inc.(a)	1,342,390
		2,161,143
	Interactive Media & Services	7.65%
2,845	Alphabet, Inc. — Class A(a)	3,474,144
1,148	Alphabet, Inc. — Class C(a)	1,399,412
4,450	Facebook, Inc. — Class A(a)	792,456
		5,666,012
Total Communication Services (Cost $3,949,194)		7,827,155
Consumer Discretionary		16.80%
	Hotels, Restaurants & Leisure	1.88%
10,410	Las Vegas Sands Corp	601,282
6,355	Marriott International, Inc. — Class A	790,371
		1,391,653
	Internet & Direct Marketing Retail	7.49%
2,485	Amazon.com, Inc.(a)	4,313,737
625	Booking Holdings, Inc.(a)	1,226,631
		5,540,368
	Specialty Retail	5.73%
12,705	Lowe's Companies, Inc.	1,397,042
3,365	O'Reilly Automotive, Inc.(a)	1,340,986
27,000	The TJX Companies, Inc.	1,504,980
		4,243,008
	Textiles, Apparel & Luxury Goods	1.70%
6,320	NIKE, Inc. — Class B	593,574
36,685	Under Armour, Inc. — Class C(a)	665,099
		1,258,673
Total Consumer Discretionary (Cost $5,747,403)		12,433,702
Consumer Staples		1.41%
	Personal Products	1.41%
5,250	The Estee Lauder Companies Inc. — Class A	1,044,487
Total Consumer Staples (Cost $492,128)		1,044,487

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Energy		1.32%
	Energy Equipment & Services	1.32%
8,335	Cactus, Inc.(a)	241,215
21,579	Schlumberger Ltd.(b)	737,354
Total Energy (Cost $1,499,923)		978,569
Financials		8.84%
	Capital Markets	8.84%
11,140	CME Group, Inc.	2,354,328
19,375	Intercontinental Exchange, Inc.	1,787,731
7,100	S&P Global, Inc.	1,739,358
5,800	T Rowe Price Group, Inc.	662,650
Total Financials (Cost $2,537,425)		6,544,067
Health Care		14.38%
	Biotechnology	2.02%
6,720	Alnylam Pharmaceuticals, Inc.(a)	540,422
2,000	Biogen Idec Inc.(a)	465,640
18,305	Portola Pharmaceuticals, Inc.(a)	490,940
		1,497,002
	Health Care Equipment & Supplies	6.91%
13,890	Abbott Laboratories	1,162,176
12,150	Danaher Corp.	1,754,825
13,200	Medtronic, PLC(b)	1,433,784
2,565	The Cooper Companies, Inc.	761,805
		5,112,590
	Health Care Providers & Services	1.97%
4,140	Laboratory Corporation of America Holdings(a)	695,520
3,490	UnitedHealth Group, Inc.	758,447
		1,453,967
	Life Sciences Tools & Services	0.94%
2,295	Illumina, Inc.(a)	698,185
	Pharmaceuticals	2.54%
25,000	Mylan NV(a) (b)	494,500
38,085	Roche Holding AG — ADR(b)	1,388,198
		1,882,698
Total Health Care (Cost $9,679,667)		10,644,442

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Industrials		9.82%
	Air Freight & Logistics	1.22%
6,200	FedEx Corp.	902,534
	Airlines	1.19%
15,340	Delta Air Lines, Inc.	883,584
	Building Products	1.56%
27,660	Masco Corp.	1,152,869
	Commercial Services & Supplies	2.14%
13,800	Waste Management, Inc.	1,587,000
	Industrial Conglomerates	1.62%
7,100	Honeywell International, Inc.	1,201,320
	Road & Rail	2.09%
11,600	Kansas City Southern	1,542,916
Total Industrials (Cost $5,951,634)		7,270,223
Information Technology		25.62%
	Electronic Equipment, Instruments & Components	1.13%
21,600	Trimble, Inc.(a)	838,296
	IT Services	5.72%
14,060	PayPal Holdings, Inc.(a)	1,456,475
5,255	Square, Inc.(a)	325,547
14,260	Visa Inc. — Class A	2,452,863
		4,234,885
	Semiconductors & Semiconductor Equipment	3.24%
16,835	QUALCOMM, Inc.	1,284,174
11,570	Xilinx, Inc.	1,109,563
		2,393,737
	Software	11.60%
3,300	Intuit, Inc.	877,602
43,800	Microsoft Corp.	6,089,514
10,900	salesforce.com, Inc.(a)	1,617,996
		8,585,112
	Technology Hardware, Storage & Peripherals	3.93%
12,995	Apple Inc.	2,910,490
Total Information Technology (Cost $9,707,262)		18,962,520

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Materials		3.04%
	Chemicals	3.04%
5,245	International Flavors & Fragrances Inc.	643,509
8,280	Linde PLC(b)	1,604,002
Total Materials (Cost $2,022,075)		2,247,511
Total Common Stocks (Cost $41,586,711)		67,952,676
Real Estate Investment Trust (REITs)		2.91%
	Real Estate	2.91%
3,736	Equinix Inc.	2,154,925
Total Real Estate (Cost $852,434)		2,154,925
Total REITs (Cost $852,434)		2,154,925
Short Term Investments		5.44%
Investment Company		5.44%
4,023,969	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(c)	4,023,969
Total Investment Company		4,023,969
Total Short Term Investments (Cost $4,023,969)		4,023,969
Total Investments (Cost ($46,463,114)		100.15 74,131,570%
Liabilities in Excess of Other Assets		(0.15 (114,358))%
Total Net Assets		100.00 74,017,212%

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

ADR   American Depositary Receipt

PLC   Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $5,657,838 (7.64% of net assets) at September 30, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		91.50%
Communication Services		4.66%
	Entertainment	3.41%
43,754	Live Nation Entertainment, Inc.(a)	2,902,640
21,530	Take-Two Interactive Software, Inc.(a)	2,698,570
		5,601,210
	Media	1.25%
28,023	Liberty Media Corp-Liberty Formula One(a)	1,165,477
22,329	Liberty Media Corp-Liberty Formula One(a)	884,005
		2,049,482
Total Communication Services (Cost $6,366,998)		7,650,692
Consumer Discretionary		8.82%
	Distributors	1.48%
77,523	LKQ Corp.(a)	2,438,098
	Diversified Consumer Services	0.70%
23,590	frontdoor, inc.(a)	1,145,766
	Hotels, Restaurants & Leisure	2.78%
57,143	Norwegian Cruise Line Holdings Ltd.(a) (b)	2,958,293
7,063	Vail Resorts, Inc.	1,607,257
		4,565,550
	Internet & Direct Marketing Retail	1.96%
23,917	Expedia Group, Inc.	3,214,684
	Specialty Retail	1.33%
24,835	CarMax, Inc.(a)	2,185,480
	Textiles, Apparel & Luxury Goods	0.57%
51,595	Under Armour, Inc. — Class C(a)	935,417
Total Consumer Discretionary (Cost $10,614,420)		14,484,995
Consumer Staples		1.65%
	Food Products	1.65%
17,420	The Hershey Company	2,699,926
Total Consumer Staples (Cost $2,203,612)		2,699,926

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Financials		7.12%
	Capital Markets	7.12%
8,060	CME Group, Inc.	1,703,400
6,985	MarketAxess Holdings, Inc.	2,287,588
14,974	Moody's Corp.	3,067,124
21,273	MSCI, Inc.	4,632,196
Total Financials (Cost $2,176,754)		11,690,308
Health Care		18.06%
	Biotechnology	2.49%
33,795	Exact Sciences Corp.(a)	3,054,054
10,360	Ligand Pharmaceuticals, Inc.(a)	1,031,234
		4,085,288
	Health Care Equipment & Supplies	5.07%
7,290	ABIOMED, Inc.(a)	1,296,818
12,340	Masimo Corp.(a)	1,836,069
23,230	ResMed, Inc.	3,138,605
6,930	The Cooper Companies, Inc.	2,058,210
		8,329,702
	Health Care Providers & Services	3.92%
4,400	Chemed Corp.	1,837,308
16,240	Laboratory Corporation of America Holdings(a)	2,728,320
7,240	WellCare Health Plans, Inc.(a)	1,876,391
		6,442,019
	Life Sciences Tools & Services	4.07%
7,080	Bio-Rad Laboratories, Inc.(a)	2,355,799
14,900	Bio-Techne Corp.	2,915,483
4,605	Illumina, Inc.(a)	1,400,933
		6,672,215
	Pharmaceuticals	2.51%
13,350	Jazz Pharmaceuticals Public Limited Company(a) (b)	1,710,669
19,362	Zoetis, Inc.	2,412,312
		4,122,981
Total Health Care (Cost $23,080,732)		29,652,205

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Industrials		21.13%
	Building Products	1.09%
19,601	Trex Co., Inc.(a)	1,782,319
	Commercial Services & Supplies	3.04%
30,337	Copart, Inc.(a)	2,436,971
38,599	IAA Inc.(a)	1,610,736
38,599	KAR Auction Services, Inc.	947,606
		4,995,313
	Electrical Equipment	2.20%
39,255	AMETEK, Inc.	3,604,394
	Machinery	1.06%
13,062	WABCO Holdings, Inc.	1,747,042
	Professional Services	9.59%
8,763	CoStar Group, Inc.(a)	5,198,212
8,652	Equifax, Inc.	1,217,077
73,119	IHS Markit Ltd.(a) (b)	4,890,199
28,003	Verisk Analytics, Inc.	4,428,394
		15,733,882
	Road & Rail	1.86%
22,978	Kansas City Southern	3,056,304
	Trading Companies & Distributors	2.29%
57,925	HD Supply Holdings, Inc.(a)	2,269,212
71,928	Univar Inc.(a)	1,493,225
		3,762,437
Total Industrials (Cost $21,309,571)		34,681,691
Information Technology		25.07%
	IT Services	4.49%
18,440	EPAM Systems, Inc.(a)	3,361,980
26,360	GoDaddy, Inc. — Class A(a)	1,739,233
11,230	WEX Inc.(a)	2,269,246
		7,370,459
	Semiconductors & Semiconductor Equipment	2.60%
10,950	Lam Research Corporation	2,530,655
18,790	MKS Instruments, Inc.	1,733,941
		4,264,596

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Software	17.98%
24,055	Aspen Technology, Inc.(a)	2,960,689
29,231	Guidewire Software, Inc.(a)	3,080,363
18,690	Palo Alto Networks, Inc.(a)	3,809,583
15,780	Proofpoint, Inc.(a)	2,036,409
56,350	RealPage, Inc.(a)	3,542,161
16,660	ServiceNow, Inc.(a)	4,229,141
40,989	SS&C Technologies Holdings, Inc.	2,113,803
13,040	Tyler Technologies, Inc.(a)	3,423,000
18,593	VMware, Inc. — Class A	2,790,065
21,095	Zendesk, Inc.(a)	1,537,404
		29,522,618
Total Information Technology (Cost $28,441,193)		41,157,673
Materials		2.73%
	Chemicals	1.39%
26,060	FMC Corp.	2,284,941
	Construction Materials	1.34%
8,027	Martin Marietta Materials, Inc.	2,200,201
Total Materials (Cost $2,155,399)		4,485,142
Real Estate		2.26%
	Real Estate Management & Development	2.26%
70,022	CBRE Group, Inc. — Class A(a)	3,711,866
Total Real Estate (Cost $3,186,458)		3,711,866
Total Common Stocks (Cost $99,535,137)		150,214,498
Real Estate Investment Trust (REITs)		3.01%
Real Estate		3.01%
	Equity Real Estate Investment Trusts (REITs)	3.01%
33,700	American Campus Communities, Inc.	1,620,296
5,749	Equinix Inc.	3,316,023
Total Real Estate (Cost $2,530,354)		4,936,319
Total REITs (Cost $2,530,354)		4,936,319

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		8.28%
Investment Company		8.28%
13,586,724	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(c)	13,586,724
Total Investment Company		13,586,724
Total Short Term Investments (Cost $13,586,724)		13,586,724
Total Investments (Cost ($115,652,215)		102.79 168,737,541%
Liabilities in Excess of Other Assets		(2.79 (4,575,735))%
Total Net Assets		100.00 164,161,806%

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $9,559,161 (5.82% of net assets) at September 30, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		93.35%
Communication Services		3.83%
	Diversified Telecommunication Services	1.73%
132,060	Bandwidth, Inc.(a)	8,598,427
	Interactive Media & Services	1.20%
192,755	CarGurus, Inc.(a)	5,965,767
	Media	0.90%
132,345	Cardlytics, Inc.(a)	4,436,204
Total Communication Services (Cost $18,126,660)		19,000,398
Consumer Discretionary		11.39%
	Auto Components	1.00%
293,060	Motorcar Parts of America, Inc.(a)	4,952,714
	Hotels, Restaurants & Leisure	6.54%
187,875	BJ's Restaurants Inc	7,297,065
154,455	Dave & Buster's Entertainment, Inc.	6,016,022
758,560	Everi Holdings Inc.(a)	6,417,417
396,230	Penn National Gaming, Inc.(a)	7,379,784
264,540	Red Rock Resorts, Inc. — Class A	5,371,485
		32,481,773
	Internet & Direct Marketing Retail	1.14%
253,050	RealReal Inc/The(a)	5,658,198
	Specialty Retail	2.14%
65,995	Floor & Decor Holdings, Inc. — Class A(a)	3,375,644
390,530	Guess?, Inc.	7,236,521
		10,612,165
	Textiles, Apparel & Luxury Goods	0.57%
78,792	Steven Madden Ltd.	2,819,966
Total Consumer Discretionary (Cost $64,498,635)		56,524,816
Consumer Staples		1.44%
	Beverages	1.44%
143,730	MGP Ingredients, Inc.	7,140,506
Total Consumer Staples (Cost $7,495,918)		7,140,506

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Energy		1.65%
	Energy Equipment & Services	1.65%
178,920	Cactus, Inc.(a)	5,177,945
65,230	Core Laboratories N.V.(b)	3,041,022
Total Energy (Cost $7,880,069)		8,218,967
Financials		6.06%
	Capital Markets	1.95%
169,900	Hamilton Lane Inc. — Class A	9,677,504
	Insurance	4.11%
138,310	eHealth, Inc.(a)	9,237,725
235,355	Health Insurance Innovations, Inc.(a)	5,867,400
134,000	Palomar Holdings, Inc.(a)	5,282,280
		20,387,405
Total Financials (Cost $19,868,170)		30,064,909
Health Care		28.22%
	Biotechnology	9.87%
273,230	Amarin Corporation PLC — ADR(a) (b)	4,142,167
368,295	CareDx, Inc.(a)	8,327,150
171,545	Deciphera Pharmaceuticals, Inc.(a)	5,822,237
93,365	Ligand Pharmaceuticals, Inc.(a)	9,293,552
378,375	Natera, Inc.(a)	12,410,700
117,585	Repligen Corp.(a)	9,017,594
		49,013,400
	Health Care Equipment & Supplies	3.31%
48,265	Novocure Ltd.(a) (b)	3,609,257
109,040	Quidel Corp.(a)	6,689,604
238,950	STAAR Surgical Co.(a)	6,160,131
		16,458,992
	Health Care Providers & Services	1.51%
130,838	HealthEquity, Inc.(a)	7,476,737
	Health Care Technology	4.32%
55,206	HMS Holdings Corp.(a)	1,902,675
113,955	Inspire Medical Systems, Inc.(a)	6,953,534
88,245	Teladoc Health, Inc.(a)	5,975,951
268,265	Vocera Communications, Inc.(a)	6,612,732
		21,444,892

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Life Sciences Tools & Services	4.89%
51,660	Adaptive Biotechnologies Corporation(a)	1,596,294
47,795	Bio-Techne Corp.	9,352,048
250,965	Personalis, Inc.(a)	3,682,911
147,135	Quanterix Corp.(a)	3,231,085
120,225	Syneos Health, Inc.(a)	6,397,172
		24,259,510
	Pharmaceuticals	4.32%
255,825	Aerie Pharmaceuticals, Inc.(a)	4,916,956
175,210	Catalent, Inc.(a)	8,350,509
404,890	Optinose, Inc.(a)	2,834,230
363,205	Verrica Pharmaceuticals, Inc.(a) (c)	5,360,906
		21,462,601
Total Health Care (Cost $118,385,689)		140,116,132
Industrials		18.80%
	Air Freight & Logistics	1.93%
455,680	Air Transport Services Group, Inc.(a)	9,578,394
	Building Products	2.56%
298,645	PGT Innovations, Inc.(a)	5,157,599
83,265	Trex Co., Inc.(a)	7,571,287
		12,728,886
	Construction & Engineering	3.15%
64,185	Dycom Industries, Inc.(a)	3,276,644
190,480	MasTec, Inc.(a)	12,367,867
		15,644,511
	Electrical Equipment	1.78%
112,955	Generac Holdings, Inc.(a)	8,848,895
	Machinery	3.78%
61,480	John Bean Technologies Corp.	6,112,956
410,795	Kornit Digital Ltd.(a) (b)	12,644,270
		18,757,226
	Professional Services	3.27%
140,073	ICF International, Inc.	11,831,966
113,280	Korn Ferry	4,377,139
		16,209,105

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Trading Companies & Distributors	2.33%
77,230	SiteOne Landscape Supply, Inc.(a)	5,716,565
280,915	Univar Inc.(a)	5,831,795
		11,548,360
Total Industrials (Cost $72,874,993)		93,315,377
Information Technology		20.67%
	Communications Equipment	1.61%
149,210	Lumentum Holdings, Inc.(a)	7,991,687
	IT Services	1.57%
41,085	Endava Plc — ADR(a) (b)	1,555,067
76,466	InterXion Holding NV(a) (b)	6,228,921
		7,783,988
	Semiconductors & Semiconductor Equipment	4.68%
144,330	Inphi Corporation(a)	8,811,346
67,590	Monolithic Power Systems, Inc.	10,519,032
80,360	Semtech Corp.(a)	3,906,300
		23,236,678
	Software	12.81%
397,540	8x8, Inc.(a)	8,237,029
54,235	Avalara, Inc.(a)	3,649,473
50,620	CyberArk Software Ltd.(a) (b)	5,052,888
96,070	ForeScout Technologies, Inc.(a)	3,642,975
188,896	Mimecast Ltd.(a) (b)	6,737,920
63,500	Paylocity Holding Corp.(a)	6,196,330
446,005	Pluralsight, Inc.(a)	7,490,654
196,065	PROS Holdings, Inc.(a)	11,685,474
235,262	Tufin Software Technologies(a) (b)	3,872,413
117,795	Varonis Systems, Inc.(a)	7,041,785
		63,606,941
Total Information Technology (Cost $62,512,658)		102,619,294
Materials		1.29%
	Construction Materials	1.29%
287,588	Summit Materials, Inc. — Class A(a)	6,384,454
Total Materials (Cost $4,837,201)		6,384,454
Total Common Stocks (Cost $376,479,993)		463,384,853

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 Continued

Shares or Face Amount		$ Fair Value*
Real Estate Investment Trust (REITs)		2.46%
	Real Estate	2.46%
154,650	CyrusOne, Inc.	12,232,815
Total Real Estate (Cost $6,032,020)		12,232,815
Total REITs (Cost $6,032,020)		12,232,815
Short Term Investments		3.96%
Investment Company		3.96%
19,653,039	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.83%(d)	19,653,039
Total Investment Company		19,653,039
Total Short Term Investments (Cost $19,653,039)		19,653,039
Total Investments (Cost ($402,165,052)		99.77 495,270,707%
Other Assets in Excess of Liabilities		0.23 1,137,723%
Total Net Assets		100.00 496,408,430%

ADR   American Depositary Receipt

PLC   Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $46,883,925 (9.44% of net assets) at September 30, 2019.

(c)  Illiquid Security. The total value of these securities amounted to $5,360,906 (1.08% of net assets) at September 30, 2019.

(d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2019.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

STATEMENTS OF ASSETS AND
LIABILITIES

SEPTEMBER 30, 2019 (UNAUDITED)

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
ASSETS:
Investments in securities, at cost:	$1,450,730,793	$40,998,898	$64,846,524	$398,288,833	$113,378,771
Investments in securities, at value:	1,780,807,843	60,448,689	81,765,241	578,823,542	177,784,981
Cash:	—	—	—	—	—
Cash denominated in foreign currency, at value:(1)	—	—	—	—	—
Receivables:
Investments sold	10,818,004	342,113	18	3,746,613	67
Fund shares sold	1,707,707	61,112	14,315	70,304	75,680
Dividends	692,760	28,781	17,871	763,751	104,264
Interest	207,374	15,935	14,583	366,920	17,396
Other receivables	—	—	—	—	—
Other assets	66,453	17,734	27,387	35,486	28,435
Total assets	1,794,300,141	60,914,364	81,839,415	583,806,616	178,010,823
LIABILITIES:
Payables:
Investments purchased	42,431,167	302,140	—	—	5,182,970
Written options, at value(2) (Note 8)	—	—	—	1,313,900	—
Fund shares purchased	1,328,311	65,069	76,179	371,953	113,765
Management fees (Note 3)	1,234,531	37,345	89,163	405,678	107,562
Custodian fees (Note 3)	—	—	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	622,332	10,550	21,358	157,880	46,026
Other payables	—	—	—	—	—
Accrued expenses	1,094	2,427	8,091	52,674	17,621
Total liabilities	45,617,435	417,531	194,791	2,302,085	5,467,944
NET ASSETS	$1,748,682,706	$60,496,833	$81,644,624	$581,504,531	$172,542,879
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$1,205,089,613	$41,242,688	$65,243,061	$395,595,832	$84,358,589
Total distributable earnings	543,593,093	19,254,145	16,401,563	185,908,699	88,184,290
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,748,682,706	$60,496,833	$81,644,624	$581,504,531	$172,542,879
Net Assets — Investor Class	$1,559,158,059	$28,113,972	$56,153,328	$409,484,498	$119,621,908
Outstanding Shares — Investor Class	58,424,863	1,592,599	3,604,138	26,706,363	4,471,261
NET ASSET VALUE PER SHARE — Investor Class	$26.69	$17.65	$15.58	$15.33	$26.75
Net Assets — Institutional Class	$189,524,647	$32,382,861	$25,491,296	$172,020,034	$52,920,971
Outstanding Shares — Institutional Class	7,098,797	1,834,166	1,635,262	11,222,768	1,977,353
NET ASSET VALUE PER SHARE — Institutional Class	$26.70	$17.66	$15.59	$15.33	$26.76
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Cash denominated in foreign currencies, at cost	—	—	—	—	—
(2) Written options, premiums received	—	—	—	1,107,121	—

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
ASSETS:
Investments in securities, at cost:	$193,787,680	$286,082,807	$46,463,114	$115,652,215	$402,165,052
Investments in securities, at value:	199,176,163	374,915,990	74,131,570	168,737,541	495,270,707
Cash:	251,830	—	—	—	—
Cash denominated in foreign currency, at value:(1)	—	23,105	—	—	—
Receivables:
Investments sold	2,462,274	1,340,009	—	—	2,303,418
Fund shares sold	234,917	2,023,612	6,652	57,761	158,447
Dividends	—	1,251,435	32,567	38,622	203,018
Interest	2,680,923	43,288	5,246	20,691	32,951
Other receivables	—	—	—	—	30,393
Other assets	29,651	37,211	26,667	29,679	—
Total assets	204,835,758	379,634,650	74,202,702	168,884,294	497,998,934
LIABILITIES:
Payables:
Investments purchased	3,102,500	1,787,443	—	4,494,998	474,115
Written options, at value(2) (Note 8)	—	—	—	—	—
Fund shares purchased	480,331	201,802	126,577	55,125	604,652
Management fees (Note 3)	140,286	260,418	45,490	115,229	354,313
Custodian fees (Note 3)	—	12,213	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	26,273	78,708	12,690	44,210	151,368
Other payables	—	—	—	—	—
Accrued expenses	2,461	23,640	733	12,926	6,056
Total liabilities	3,751,851	2,364,224	185,490	4,722,488	1,590,504
NET ASSETS	$201,083,907	$377,270,426	$74,017,212	$164,161,806	$496,408,430
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$195,843,567	$286,794,745	$44,589,485	$99,213,815	$349,302,518
Total distributable earnings	5,240,340	90,475,681	29,427,727	64,947,991	147,105,912
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$201,083,907	$377,270,426	$74,017,212	$164,161,806	$496,408,430
Net Assets — Investor Class	$63,425,238	$201,681,249	$34,435,658	$118,866,687	$421,486,618
Outstanding Shares — Investor Class	5,752,817	13,016,734	1,049,514	7,551,346	31,923,633
NET ASSET VALUE PER SHARE — Investor Class	$11.03	$15.49	$32.81	$15.74	$13.20
Net Assets — Institutional Class	$137,658,669	$175,589,177	$39,581,555	$45,295,119	$74,921,812
Outstanding Shares — Institutional Class	12,496,200	11,329,335	1,205,805	2,876,476	5,672,370
NET ASSET VALUE PER SHARE — Institutional Class	$11.02	$15.50	$32.83	$15.75	$13.21
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Cash denominated in foreign currencies, at cost	—	42,398	—	—	—
(2) Written options, premiums received	—	—	—	—	—

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2019 (UNAUDITED)

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
INVESTMENT INCOME:
Interest	$1,216,451	$59,622	$97,863	$933,560	$100,460
Dividends from securities	5,163,518	567,599	104,130	8,572,373	—
Foreign tax withheld	—	(1,678)	—	(83,528)	761,075
Total investment income	6,379,969	625,543	201,993	9,422,405	861,534
EXPENSES:
Management fees (Note 3)	8,197,270	247,164	585,290	2,762,846	727,969
Shareholder Service Fees — Investor Class (Note 7)	624,964	10,992	22,284	159,039	47,260
Registration fees	26,307	14,034	10,232	12,591	11,403
Custody fees	—	—	—	—	—
Other expenses	16,595	723	979	6,111	1,850
Total expenses	8,865,136	272,913	618,785	2,940,587	788,482
Net investment income (loss)	(2,485,167)	352,630	(416,792)	6,481,818	73,053
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	199,635,725	287,739	546,379	4,282,668	18,134,266
Options written (Note 8)	—	—	—	276,220	—
Net unrealized appreciation / depreciation during the year on:
Investments	(102,142,933)	3,270,056	1,478,298	(2,429,888)	(6,892,551)
Options written (Note 8)	—	—	—	(206,779)	—
Net realized and unrealized gain (loss)	97,492,792	3,557,795	2,024,677	1,922,221	11,241,715
Net increase in net assets resulting from operations	$95,007,625	$3,910,425	$1,607,885	$8,404,039	$11,314,768

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
INVESTMENT INCOME:
Interest	$5,200,983	$333,305	$359,992	$101,637	$223,333
Dividends from securities	26,688	4,561,910	31,185	354,010	909,374
Foreign tax withheld	(111)	(560,688)	—	(988)	—
Total investment income	5,227,560	4,334,527	391,177	454,659	1,132,707
EXPENSES:
Management fees (Note 3)	909,044	1,684,929	296,122	736,575	2,383,609
Shareholder Service Fees — Investor Class (Note 7)	26,761	79,036	13,454	45,391	168,348
Registration fees	10,572	25,075	10,837	11,654	14,744
Custody fees	—	43,738	—	—	—
Other expenses	9,774	3,393	869	1,464	5,091
Total expenses	956,151	1,836,171	321,282	795,084	2,571,792
Net investment income (loss)	4,271,409	2,498,356	69,895	(340,425)	(1,439,085)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	314,356	163,597	516,491	8,470,062	34,237,982
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation / depreciation during the year on:
Investments	2,585,723	14,643,122	3,404,483	3,527,702	(19,967,401)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain (loss)	2,900,079	14,806,719	3,920,974	11,997,765	14,270,581
Net increase in net assets resulting from operations	$7,171,488	$17,305,075	$3,990,869	$11,657,339	$12,831,496

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo Discovery Fund		Buffalo Dividend Focus Fund		Buffalo Emerging Opportunities Fund
	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$(2,485,167)	$(4,123,459)	$352,630	$847,467	$(416,792)	$(870,567)
Net realized gain on investment transactions	199,635,725	109,271,672	287,739	1,214,980	546,379	10,221,223
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(102,142,933)	56,258,991	3,270,056	2,058,259	1,478,298	(1,859,026)
Net increase in net assets resulting from operations	95,007,625	161,407,204	3,910,425	4,120,706	1,607,885	7,491,630
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	—	(110,113,837)	(303,786)	(2,716,751)	—	(9,489,887)
Institutional Class	—	—	(97,472)	—	—	—
Total distributions to shareholders	—	(110,113,837)	(401,258)	(2,716,751)	—	(9,489,887)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	105,712,258	415,923,525	2,428,768	9,078,114	2,327,812	6,067,632
Institutional Class	199,926,310	—	32,922,924	—	27,838,636	—
Reinvested dividends and distributions
Investor Class	—	106,874,653	295,915	2,654,601	—	9,179,140
Institutional Class	—	—	92,280	—	—	—
Shares Issued	305,638,568	522,798,178	35,739,887	11,732,715	30,166,448	15,246,772
Redemptions
Investor Class	(388,813,608)	(726,779,933)	(35,897,145)	(14,201,824)	(33,208,680)	(17,184,615)
Institutional Class	(7,411,481)	—	(1,153,686)	—	(953,517)	—
Redemption fees
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Shares repurchased	(396,225,089)	(726,779,933)	(37,050,831)	(14,201,824)	(34,162,197)	(17,184,615)
Net increase (decrease) from capital share transactions	(90,586,521)	(203,981,755)	(1,310,944)	(2,469,109)	(3,995,749)	(1,937,843)
Total increase (decrease) in net assets	4,421,104	(152,688,388)	2,198,223	(1,065,154)	(2,387,864)	(3,936,100)
NET ASSETS:
Beginning of period	1,744,261,602	1,896,949,990	58,298,610	59,363,764	84,032,488	87,968,588
End of period	$1,748,682,706	$1,744,261,602	$60,496,833	$58,298,610	$81,644,624	$84,032,488
Fund share transactions:
Shares sold
Investor Class	279,420	16,719,992	49,992	544,728	(32,319)	463,225
Institutional Class	7,374,347	—	1,895,057	—	1,695,611	—
	7,653,767	16,719,992	1,945,049	544,728	1,663,292	463,225
Reinvested dividends and distributions
Investor Class	—	5,027,030	4,149	169,194	—	935,776
Institutional Class	—	—	5,184	—	—	—
	—	5,027,030	9,333	169,194	—	935,776
Shares Issued	7,653,767	21,747,022	1,954,382	713,922	1,663,292	1,399,001
Shares repurchased
Investor Class	(10,814,731)	(30,153,058)	(1,963,697)	(857,868)	(1,854,719)	(1,318,382)
Institutional Class	(275,550)	—	(66,075)	—	(60,349)	—
	(11,090,281)	(30,153,058)	(2,029,772)	(857,868)	(1,915,068)	(1,318,382)
Net increase (decrease) in fund shares	(3,436,514)	(8,406,036)	(75,390)	(143,946)	(251,776)	80,619

The accompanying notes are an integral part of these financial statements.

	Buffalo Flexible Income Fund		Buffalo Growth Fund
	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$6,481,818	$17,085,190	$73,053	$334,186
Net realized gain on investment transactions	4,558,888	11,198,576	18,134,266	25,981,469
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(2,636,667)	21,161,075	(6,892,551)	(3,409,082)
Net increase in net assets resulting from operations	8,404,039	49,444,841	11,314,768	22,906,573
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(5,553,176)	(35,878,816)	—	(44,229,643)
Institutional Class	(902,873)	—	—	—
Total distributions to shareholders	(6,456,049)	(35,878,816)	—	(44,229,643)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	4,544,015	24,699,685	3,612,150	11,315,580
Institutional Class	176,910,625	—	55,606,098	—
Reinvested dividends and distributions
Investor Class	5,378,426	34,755,445	—	43,555,073
Institutional Class	788,744	—	—	—
Shares Issued	187,621,810	59,455,130	59,218,248	54,870,653
Redemptions
Investor Class	(227,355,231)	(145,756,801)	(70,576,384)	(63,228,598)
Institutional Class	(6,058,777)	—	(1,983,839)	—
Redemption fees
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Shares repurchased	(233,414,008)	(145,756,801)	(72,560,223)	(63,228,598)
Net increase (decrease) from capital share transactions	(45,792,198)	(86,301,671)	(13,341,975)	(8,357,945)
Total increase (decrease) in net assets	(43,844,208)	(72,735,646)	(2,027,207)	(29,681,015)
NET ASSETS:
Beginning of period	625,348,739	698,084,385	174,570,086	204,251,101
End of period	$581,504,531	$625,348,739	$172,542,879	$174,570,086
Fund share transactions:
Shares sold
Investor Class	(1,167,062)	2,996,751	(169,761)	500,709
Institutional Class	11,570,508	—	2,051,035	—
	10,403,446	2,996,751	1,881,274	500,709
Reinvested dividends and distributions
Investor Class	192,567	2,628,131	—	1,269,168
Institutional Class	52,798	—	—	—
	245,365	2,628,131	—	1,269,168
Shares Issued	10,648,811	5,624,882	1,881,274	1,769,877
Shares repurchased
Investor Class	(13,267,867)	(13,159,169)	(2,313,715)	(5,525,810)
Institutional Class	(400,538)	—	(73,682)	—
	(13,668,405)	(13,159,169)	(2,387,397)	(5,525,810)
Net increase (decrease) in fund shares	(3,019,594)	(7,534,287)	(506,123)	(3,755,933)

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo High Yield Fund		Buffalo International Fund		Buffalo Large Cap Fund
	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$4,271,409	$9,703,149	$2,498,356	$1,880,028	$69,895	$181,352
Net realized gain on investment transactions	314,356	248,000	163,597	3,934,373	516,491	2,467,683
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	2,585,723	(3,139,572)	14,643,122	(3,163,588)	3,404,483	5,730,182
Net increase in net assets resulting from operations	7,171,488	6,811,577	17,305,075	2,650,813	3,990,869	8,379,217
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(2,874,233)	(10,394,594)	—	(6,555,569)	—	(3,420,115)
Institutional Class	(1,420,179)	—	—	—	—	—
Total distributions to shareholders	(4,294,412)	(10,394,594)	—	(6,555,569)	—	(3,420,115)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	13,868,641	36,291,699	41,636,327	107,233,312	3,922,014	6,477,705
Institutional Class	138,792,458	—	190,025,950	—	40,654,443	—
Reinvested dividends and distributions
Investor Class	2,674,497	9,744,720	—	6,071,856	—	3,284,029
Institutional Class	1,240,274	—	—	—	—	—
Shares Issued	156,575,870	46,036,419	231,662,277	113,305,168	44,576,457	9,761,734
Redemptions
Investor Class	(147,358,923)	(82,297,800)	(201,587,695)	(46,385,811)	(42,473,340)	(14,742,594)
Institutional Class	(2,460,712)	—	(10,988,906)	—	(1,079,046)	—
Redemption fees
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Shares repurchased	(149,819,635)	(82,297,800)	(212,576,601)	(46,385,811)	(43,552,386)	(14,742,594)
Net increase (decrease) from capital share transactions	6,756,235	(36,261,381)	19,085,676	66,919,357	1,024,071	(4,980,860)
Total increase (decrease) in net assets	9,633,311	(39,844,398)	36,390,751	63,014,601	5,014,940	(21,758)
NET ASSETS:
Beginning of period	191,450,596	231,294,994	340,879,675	277,865,074	69,002,272	69,024,030
End of period	$201,083,907	$191,450,596	$377,270,426	$340,879,675	$74,017,212	$69,002,272
Fund share transactions:
Shares sold
Investor Class	590,605	3,354,334	1,989,459	7,417,295	50,074	347,891
Institutional Class	12,606,625	—	12,040,681	—	1,238,718	—
	13,197,230	3,354,334	14,030,140	7,417,295	1,288,792	347,891
Reinvested dividends and distributions
Investor Class	63,326	898,676	—	456,874	—	422,558
Institutional Class	112,950	—	—	—	—	—
	176,276	898,676	—	456,874	—	422,558
Shares Issued	13,373,506	4,253,010	14,030,140	7,874,169	1,288,792	770,449
Shares repurchased
Investor Class	(12,535,035)	(7,576,892)	(12,070,318)	(3,174,368)	(1,225,463)	(2,573,659)
Institutional Class	(223,375)	—	(711,346)	—	(32,913)	—
	(12,758,410)	(7,576,892)	(12,781,664)	(3,174,368)	(1,258,376)	(2,573,659)
Net increase (decrease) in fund shares	615,096	(3,323,882)	1,248,476	4,699,801	30,416	(1,803,210)
The accompanying notes are an integral part of these financial statements.

	Buffalo Mid Cap Fund		Buffalo Small Cap Fund
	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (UNAUDITED)	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$(340,425)	$(389,521)	$(1,439,085)	$(3,321,236)
Net realized gain on investment transactions	8,470,062	10,703,705	34,237,982	82,752,622
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	3,527,702	574,142	(19,967,401)	(16,807,095)
Net increase in net assets resulting from operations	11,657,339	10,888,326	12,831,496	62,624,291
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	—	(5,175,731)	—	(103,368,251)
Institutional Class	—	—	—	—
Total distributions to shareholders	—	(5,175,731)	—	(103,368,251)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	42,940,663	4,820,981	13,052,485	52,782,283
Institutional Class	46,125,345	—	79,704,174	—
Reinvested dividends and distributions
Investor Class	—	5,138,307	—	101,824,965
Institutional Class	—	—	—	—
Shares Issued	89,066,008	9,959,288	92,756,659	154,607,248
Redemptions
Investor Class	(70,726,360)	(35,996,580)	(117,918,014)	(139,273,015)
Institutional Class	(1,097,276)	—	(1,671,624)	—
Redemption fees
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Shares repurchased	(71,823,636)	(35,996,580)	(119,589,638)	(139,273,015)
Net increase (decrease) from capital share transactions	17,242,372	(26,037,292)	(26,832,979)	15,334,233
Total increase (decrease) in net assets	28,899,711	(20,324,697)	(14,001,483)	(25,409,727)
NET ASSETS:
Beginning of period	135,262,095	155,586,792	510,409,913	535,819,640
End of period	$164,161,806	$135,262,095	$496,408,430	$510,409,913
Fund share transactions:
Shares sold
Investor Class	1,365,815	347,891	(553,217)	3,673,470
Institutional Class	2,945,913	—	5,796,410	—
	4,311,728	347,891	5,243,193	3,673,470
Reinvested dividends and distributions
Investor Class	—	422,558	—	9,000,733
Institutional Class	—	—	—	—
	—	422,558	—	9,000,733
Shares Issued	4,311,728	770,449	5,243,193	12,674,203
Shares repurchased
Investor Class	(3,129,403)	(2,573,659)	(7,124,508)	(10,826,595)
Institutional Class	(69,437)	—	(124,040)	—
	(3,198,840)	(2,573,659)	(7,248,548)	(10,826,595)
Net increase (decrease) in fund shares	1,112,888	(1,803,210)	(2,005,355)	1,847,608

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.29	$24.52	$21.86	$19.30	$21.50	$20.53
Income from investment operations:
Net investment loss	(0.04)	(0.06)	(0.04)	(0.02)	(0.03)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	1.44	2.31	3.82	3.10	(0.69)	3.08
Total from investment operations	1.40	2.25	3.78	3.08	(0.72)	3.03
Less distributions:
Distributions from capital gains	—	(1.48)	(1.12)	(0.52)	(1.48)	(2.06)
Total distributions	—	(1.48)	(1.12)	(0.52)	(1.48)	(2.06)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$26.69	$25.29	$24.52	$21.86	$19.30	$21.50
Total return*	5.54%	10.34%	17.35%	16.07%	(3.30%)	15.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,559,158	$1,744,262	$1,896,950	$1,254,238	$1,010,583	$774,187
Ratio of expenses to average net assets**	1.00%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.28%)	(0.21%)	(0.20%)	(0.11%)	(0.18%)	(0.28%)
Portfolio turnover rate*	48%	77%	42%	51%	59%	52%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$26.89
Income from investment operations:
Net investment loss	(0.03)
Net gains (losses) on securities (both realized and unrealized)	(0.16)
Total from investment operations	(0.19)
Less distributions:
Distributions from capital gains	—
Total distributions	—
Net asset value, end of period	$26.70
Total return**	(1.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$189,525
Ratio of expenses to average net assets***	0.87%
Ratio of net investment income (loss) to average net assets***	(0.40%)
Portfolio turnover rate**	48%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.65	$16.28	$15.32	$13.20	$13.76	$12.25
Income from investment operations:
Net investment loss	0.07	0.25	0.19	0.18	0.16	0.13
Net gains (losses) on securities (both realized and unrealized)	1.04	0.91	1.11	2.22	(0.30)	2.16
Total from investment operations	1.11	1.16	1.30	2.40	(0.14)	2.29
Less distributions:
Distributions from investment Income	(0.11)	(0.25)	(0.19)	(0.18)	(0.17)	(0.13)
Distributions from capital gains	—	(0.54)	(0.15)	(0.10)	(0.26)	(0.65)
Total distributions	(0.11)	(0.79)	(0.34)	(0.28)	(0.43)	(0.78)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	0.01	— (1)
Net asset value, end of period	$17.65	$16.65	$16.28	$15.32	$13.20	$13.76
Total return*	6.69%	7.48%	8.51%	18.35%	(0.88%)	18.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,114	$58,299	$59,364	$59,795	$38,222	$41,116
Ratio of expenses to average net assets**	0.95%	0.94%	0.94%	0.95%	0.97%	0.94%
Ratio of net investment income (loss) to average net assets**	0.91%	1.45%	1.16%	1.34%	1.21%	1.04%
Portfolio turnover rate*	9%	20%	21%	26%	65%	62%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$17.26
Income from investment operations:
Net investment loss	(0.00)
Net gains (losses) on securities (both realized and unrealized)	0.45
Total from investment operations	0.45
Less distributions:
Distributions from investment Income	(0.05)
Distributions from capital gains	—
Total distributions	(0.05)
Net asset value, end of period	$17.66
Total return**	1.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,383
Ratio of expenses to average net assets***	0.78%
Ratio of net investment income (loss) to average net assets***	1.91%
Portfolio turnover rate**	9%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO EMERGING OPPORTUNITIES FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.30	$16.03	$15.78	$13.89	$17.85	$19.31
Income from investment operations:
Net investment loss	(0.04)	(0.15)	(0.18)	(0.13)	(0.28)	(0.31)
Net gains (losses) on securities (both realized and unrealized)	0.32	1.32	3.55	3.25	(2.45)	0.06
Total from investment operations	0.28	1.17	3.37	3.12	(2.73)	(0.25)
Less distributions:
Distributions from capital gains	—	(1.90)	(3.12)	(1.23)	(1.23)	(1.25)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	0.04
Net asset value, end of period	$15.58	$15.30	$16.03	$15.78	$13.89	$17.85
Total return*	1.83%	9.39%	21.84%	22.99%	(15.47%)	(0.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,153	$84,032	$87,969	$85,336	$114,270	$238,828
Ratio of expenses to average net assets**	1.47%	1.48%	1.48%	1.48%	1.47%	1.47%
Ratio of net investment income (loss) to average net assets**	(0.87%)	(0.94%)	(1.10%)	(0.62%)	(1.19%)	(1.29%)
Portfolio turnover rate*	6%	40%	48%	95%	70%	19%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO EMERGING OPPORTUNITIES FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$16.34
Income from investment operations:
Net investment loss	(0.08)
Net gains (losses) on securities (both realized and unrealized)	(0.67)
Total from investment operations	(0.75)
Less distributions:
Distributions from capital gains	—
Net asset value, end of period	$15.59
Total return**	(5.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,491
Ratio of expenses to average net assets***	1.34%
Ratio of net investment income (loss) to average net assets***	(1.60%)
Portfolio turnover rate**	6%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.27	$15.00	$14.74	$13.70	$14.53	$14.41
Income from investment operations:
Net investment loss	0.16	0.39	0.34	0.35	0.38	0.30
Net gains (losses) on securities (both realized and unrealized)	0.06	0.71	0.77	1.14	(0.70)	0.18
Total from investment operations	0.22	1.10	1.11	1.49	(0.32)	0.48
Less distributions:
Distributions from investment Income	(0.16)	(0.39)	(0.36)	(0.38)	(0.41)	(0.30)
Distributions from capital gains	—	(0.44)	(0.49)	(0.07)	(0.10)	(0.06)
Total distributions	(0.16)	(0.83)	(0.85)	(0.45)	(0.51)	(0.36)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$15.33	$15.27	$15.00	$14.74	$13.70	$14.53
Total return*	1.49%	7.73%	7.57%	11.02%	(2.24%)	3.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$409,485	$625,349	$698,084	$797,453	$899,246	$1,350,945
Ratio of expenses to average net assets**	1.00%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	1.91%	2.57%	2.27%	2.45%	2.72%	2.05%
Portfolio turnover rate*	3%	6%	2%	1%	5%	42%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$15.24
Income from investment operations:
Net investment loss	0.08
Net gains (losses) on securities (both realized and unrealized)	0.09
Total from investment operations	0.17
Less distributions:
Distributions from investment Income	(0.08)
Distributions from capital gains	—
Total distributions	(0.08)
Net asset value, end of period	$15.33
Total return**	0.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,020
Ratio of expenses to average net assets***	0.87%
Ratio of net investment income (loss) to average net assets***	3.82%
Portfolio turnover rate**	3%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.10	$29.83	$30.83	$28.86	$34.60	$35.45
Income from investment operations:
Net investment loss	0.02	0.05	0.39	0.23	0.18	0.19
Net gains (losses) on securities (both realized and unrealized)	1.63	2.76	4.58	3.36	(0.61)	3.63
Total from investment operations	1.65	2.81	4.97	3.59	(0.43)	3.82
Less distributions:
Distributions from investment Income	—	(0.01)	(0.45)	(0.22)	(0.19)	(0.18)
Distributions from capital gains	—	(7.53)	(5.52)	(1.40)	(5.12)	(4.49)
Total distributions	—	(7.54)	(5.97)	(1.62)	(5.31)	(4.67)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$26.75	$25.10	$29.83	$30.83	$28.86	$34.60
Total return*	6.57%	13.17%	16.42%	12.88%	(0.96%)	11.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,622	$174,570	$204,251	$326,944	$395,511	$463,167
Ratio of expenses to average net assets**	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets**	0.06%	0.17%	0.90%	0.70%	0.52%	0.48%
Portfolio turnover rate*	20%	16%	32%	18%	42%	30%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$26.82
Income from investment operations:
Net investment loss	0.05
Net gains (losses) on securities (both realized and unrealized)	(0.11)
Total from investment operations	(0.06)
Less distributions:
Distributions from capital gains	—
Net asset value, end of period	$26.76
Total return**	(1.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,921
Ratio of expenses to average net assets***	0.77%
Ratio of net investment income (loss) to average net assets***	0.24%
Portfolio turnover rate**	20%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.86	$11.04	$11.21	$11.04	$11.71	$11.84
Income from investment operations:
Net investment loss	0.24	0.51	0.50	0.48	0.44	0.44
Net gains (losses) on securities (both realized and unrealized)	0.17	(0.15)	(0.15)	0.42	(0.48)	(0.03)
Total from investment operations	0.41	0.36	0.35	0.90	(0.04)	0.41
Less distributions:
Distributions from investment Income	(0.24)	(0.51)	(0.47)	(0.47)	(0.46)	(0.42)
Distributions from capital gains	—	(0.03)	(0.05)	(0.26)	(0.17)	(0.12)
Total distributions	(0.24)	(0.54)	(0.52)	(0.73)	(0.63)	(0.54)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$11.03	$10.86	$11.04	$11.21	$11.04	$11.71
Total return*	3.69%	3.46%	3.20%	8.37%	(0.41%)	3.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,425	$191,451	$231,295	$236,006	$282,385	$255,987
Ratio of expenses to average net assets**	1.01%	1.02%	1.02%	1.02%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets**	3.26%	4.68%	4.06%	4.27%	3.79%	3.71%
Portfolio turnover rate*	14%	22%	41%	40%	44%	25%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$11.00
Income from investment operations:
Net investment loss	0.13
Net gains (losses) on securities (both realized and unrealized)	0.01
Total from investment operations	0.14
Less distributions:
Distributions from investment Income	(0.12)
Distributions from capital gains	—
Total distributions	(0.12)
Net asset value, end of period	$11.02
Total return**	1.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,659
Ratio of expenses to average net assets***	0.89%
Ratio of net investment income (loss) to average net assets***	6.57%
Portfolio turnover rate**	14%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.76	$15.10	$12.80	$11.40	$11.93	$11.73
Income from investment operations:
Net investment loss	0.12	0.09	0.06	0.13	0.06	0.09
Net gains (losses) on securities (both realized and unrealized)	0.61	(0.11)	2.29	1.39	(0.54)	0.18
Total from investment operations	0.73	(0.02)	2.35	1.52	(0.48)	0.27
Less distributions:
Distributions from investment Income	—	(0.08)	(0.04)	(0.12)	(0.05)	(0.07)
Distributions from capital gains	—	(0.24)	(0.01)	—	—	—
Total distributions	—	(0.32)	(0.05)	(0.12)	(0.05)	(0.07)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$15.49	$14.76	$15.10	$12.80	$11.40	$11.93
Total return*	4.95%	0.11%	18.40%	13.46%	(4.02%)	2.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$201,681	$340,880	$277,865	$203,276	$234,446	$256,608
Ratio of expenses to average net assets**	1.04%	1.04%	1.03%	1.04%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets**	1.10%	0.64%	0.42%	1.02%	0.52%	0.77%
Portfolio turnover rate*	1%	16%	13%	4%	7%	21%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$15.77
Income from investment operations:
Net investment loss	0.09
Net gains (losses) on securities (both realized and unrealized)	(0.36)
Total from investment operations	(0.27)
Less distributions:
Distributions from capital gains	—
Net asset value, end of period	$15.50
Total return**	(2.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$175,589
Ratio of expenses to average net assets***	0.89%
Ratio of net investment income (loss) to average net assets***	2.30%
Portfolio turnover rate**	1%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$31.01	$29.08	$26.53	$23.09	$25.09	$23.34
Income from investment operations:
Net investment loss	0.05	0.09	0.09	0.08	0.09	0.05
Net gains (losses) on securities (both realized and unrealized)	1.75	3.46	4.01	4.18	(0.47)	4.51
Total from investment operations	1.80	3.55	4.10	4.26	(0.38)	4.56
Less distributions:
Distributions from investment Income	—	(0.11)	(0.04)	(0.13)	(0.04)	(0.05)
Distributions from capital gains	—	(1.51)	(1.51)	(0.69)	(1.58)	(2.76)
Total distributions	—	(1.62)	(1.55)	(0.82)	(1.62)	(2.81)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$32.81	$31.01	$29.08	$26.53	$23.09	$25.09
Total return*	5.80%	12.96%	15.41%	18.67%	(1.56%)	20.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,436	$69,002	$69,024	$57,881	$47,794	$44,013
Ratio of expenses to average net assets**	0.93%	0.93%	0.93%	0.95%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets**	0.13%	0.27%	0.33%	0.34%	0.41%	0.23%
Portfolio turnover rate*	3%	10%	40%	41%	62%	30%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$32.49
Income from investment operations:
Net investment loss	0.09
Net gains (losses) on securities (both realized and unrealized)	0.25
Total from investment operations	0.34
Less distributions:
Distributions from capital gains	—
Net asset value, end of period	$32.83
Total return**	0.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,582
Ratio of expenses to average net assets***	0.79%
Ratio of net investment income (loss) to average net assets***	0.37%
Portfolio turnover rate**	3%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.52	$13.99	$15.68	$15.04	$18.68	$19.27
Income from investment operations:
Net investment loss	(0.04)	(0.04)	(0.03)	(0.01)	(0.02)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	1.26	1.11	1.77	1.85	(1.62)	1.87
Total from investment operations	1.22	1.07	1.74	1.84	(1.64)	1.83
Less distributions:
Distributions from investment Income	—	—	—	—	— (1)	— (1)
Distributions from capital gains	—	(0.54)	(3.43)	(1.20)	(2.00)	(2.42)
Total distributions	—	(0.54)	(3.43)	(1.20)	(2.00)	(2.42)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$15.74	$14.52	$13.99	$15.68	$15.04	$18.68
Total return*	8.40%	8.40%	11.69%	12.94%	(8.83%)	10.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118,867	$135,262	$155,587	$395,413	$458,635	$566,302
Ratio of expenses to average net assets**	1.01%	1.02%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.39%)	(0.27%)	(0.13%)	(0.09%)	(0.10%)	(0.18%)
Portfolio turnover rate*	23%	36%	51%	51%	46%	12%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$15.49
Income from investment operations:
Net investment loss	(0.04)
Net gains (losses) on securities (both realized and unrealized)	0.30
Total from investment operations	0.26
Less distributions:
Distributions from capital gains	—
Net asset value, end of period	$15.75
Total return**	0.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,295,119
Ratio of expenses to average net assets***	0.88%
Ratio of net investment income (loss) to average net assets***	(0.65%)
Portfolio turnover rate**	23%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2019	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.89	$15.00	$16.61	$16.64	$32.83	$36.02
Income from investment operations:
Net investment loss	(0.04)	(0.08)	(0.09)	(0.13)	(0.20)	(0.24)
Net gains (losses) on securities (both realized and unrealized)	0.35	1.25	2.92	3.19	(3.60)	0.31
Total from investment operations	0.31	1.17	2.83	3.06	(3.80)	0.07
Less distributions:
Distributions from capital gains	—	(3.28)	(4.44)	(3.09)	(12.39)	(3.26)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$13.20	$12.89	$15.00	$16.61	$16.64	$32.83
Total return*	2.40%	12.19%	17.65%	24.51%	(13.28%)	0.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$421,487	$510,410	$535,820	$563,002	$961,411	$3,005,980
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets**	(0.53%)	(0.55%)	(0.64%)	(0.52%)	(0.61%)	(0.63%)
Portfolio turnover rate*	28%	57%	49%	45%	41%	17%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the period shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through September 30, 2019 (UNAUDITED)
Net asset value, beginning of period	$13.72
Income from investment operations:
Net investment loss	(0.05)
Net gains (losses) on securities (both realized and unrealized)	(0.46)
Total from investment operations	(0.51)
Less distributions:
Distributions from capital gains	—
Net asset value, end of period	$13.21
Total return**	(4.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,922
Ratio of expenses to average net assets***	0.87%
Ratio of net investment income (loss) to average net assets***	(0.92%)
Portfolio turnover rate**	28%

*  Inception date.

**  Not annualized for periods less than one year.

***  Annualized for periods less than one year.

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

As of July 1, 2019, each of the Funds offers two classes of shares, Investor Class and Institutional Class. Each class of share represents an equal interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. The Shareholder Servicing fees for the Investor Class represent the class specific expenses. See Note 7 for more information regarding Shareholder Servicing fees for the Investor Class. Income, expenses (other than class specific), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objective of the Buffalo Flexible Income Fund is high current income, with long-term growth of capital as a secondary objective. The investment objectives of the Buffalo Dividend Focus Fund and Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2019, none of the Funds held fair valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). As of September 30, 2019, the Buffalo International Fund held 61 fair valued securities, with a market value of $237,538,766 or 62.96% of total net assets.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' corporate bond valuation policies.

In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management, Inc. ("Advisor" or "KCM"), along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 8 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2019. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,618,613,145	$—	$—	$1,618,613,145
REITS	40,034,317	—	—	40,034,317
Short Term Investment	122,160,381	—	—	122,160,381
Total*	$1,780,807,843	$—	$—	$1,780,807,843

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$51,838,291	$—	$—	$51,838,291
REITS	1,342,096	—	—	1,342,096
Convertible Bonds	—	5,919,759	—	5,919,759
Short Term Investment	1,348,543	—	—	1,348,543
Total*	$54,528,930	$5,919,759	$—	$60,448,689

BUFFALO EMERGING OPPORTUNIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$71,174,373	$—	$—	$71,174,373
REIT	2,579,445	—	—	2,579,445
Short Term Investments	8,011,423	—	—	8,011,423
Total*	$81,765,241	$—	$—	$81,765,241

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$537,497,389	$—	$—	$537,497,389
REITS	11,072,793	—	—	11,072,793
Convertible Bonds	—	10,772,708	—	10,772,708
Corporate Bonds	—	10,761,094	—	10,761,094
Short Term Investment	8,719,558	—	—	8,719,558
Total*	$557,289,740	$21,533,802	$—	$578,823,542
Written Options	$1,313,300	$600	$—	$1,313,900

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$159,777,654	$—	$—	$159,777,654
REITS	4,877,088	—	—	4,877,088
Short Term Investment	13,130,239	—	—	13,130,239
Total*	$177,784,981	$—	$—	$177,784,981

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,339,565	$—	$—	$2,339,565
Convertible Bonds	—	26,878,976	—	26,878,976
Corporate Bonds	—	126,411,958	—	126,411,958
Bank Loans	—	32,045,615	—	32,045,615
Short Term Investment	11,500,049	—	—	11,500,049
Total*	$13,839,614	$185,336,549	$—	$199,176,163

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$108,801,312	$237,538,766	$—	$346,340,078
Short Term Investment	28,575,912	—	—	28,575,912
Total*	$137,377,224	$237,538,766	$—	$374,915,990

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$67,952,676	$—	$—	$67,952,676
REIT	2,154,925	—	—	2,154,925
Short Term Investment	4,023,969	—	—	4,023,969
Total*	$74,131,570	$—	$—	$74,131,570

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$150,214,498	$—	$—	$150,214,498
REIT	4,936,319	—	—	4,936,319
Short Term Investment	13,586,724	—	—	13,586,724
Total*	$168,737,541	$—	$—	$168,737,541

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$463,384,853	$—	$—	$463,384,853
REITS	12,232,815	—		12,232,815
Short Term Investment	19,653,039	—	—	19,653,039
Total*	$495,270,707	$—	$—	$495,270,707

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2019, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2016 through March 31, 2019. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of September 30, 2019.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because high income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 7 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENTS — In August 2018, the U.S. Securities and Exchange Commission approved amendments to eliminate, update or modify certain disclosure requirements required of registered investment companies. In part, these amendments amend Regulation S-X and require presentation of distributable earnings on the Statement of Assets and Liabilities in total rather than disclosing the three components of distributable earnings (undistributed net investment income, undistributed realized gain and net unrealized appreciation (depreciation) on investments). An additional amendment to Regulation S-X amends the requirement to state separately on the Statement of Changes in Net Assets distributions to shareholders from net investment income, net realized gain and other sources and instead disclose distributions to shareholders in total, except for return of capital, which should be disclosed separately. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations. The Funds adopted the removed and modified disclosures in the Funds' financial statements and have elected to delay the adoption of additional disclosures until their effective date.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating impact on the Fund's financial statements of these changes.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the six months ended September 30, 2019 and the year ended March 31, 2019 were as follows:

	Six Months Ended September 30, 2019		Year Ended March 31, 2019
	Ordinary Income	Long-Term Capital Gains*	Ordinary Income	Long-Term Capital Gains
Buffalo Discovery Fund	$—	$—	$12,334,576	$97,779,261
Buffalo Dividend Focus Fund	401,258	—	959,250	1,757,501
Buffalo Emerging Opportunities Fund	—	—	2,389,211	7,100,676
Buffalo Flexible Income Fund	6,456,049	—	17,960,609	17,915,207
Buffalo Growth Fund	—	—	273,363	43,956,280
Buffalo High Yield Fund	4,294,412	—	9,788,238	606,356
Buffalo International Fund	—	—	1,570,569	4,985,000
Buffalo Large Cap Fund	—	—	722,703	2,697,412
Buffalo Mid Cap Fund	—	—	—	5,175,731
Buffalo Small Cap Fund	—	—	2,587,277	100,780,974

For tax purposes, distributions from short-term capital gain distributions are included in ordinary distributions.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2019, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Buffalo Discovery Fund	$(19,368,178)	$19,368,178
Buffalo Dividend Focus Fund	(77,159)	77,159
Buffalo Emerging Opportunities Fund	(290,560)	290,560
Buffalo Flexible Income Fund	(2,506,778)	2,506,778
Buffalo Growth Fund	(6,901,967)	6,901,967
Buffalo High Yield Fund	(108,027)	108,027
Buffalo International Fund	(470,235)	470,235
Buffalo Large Cap Fund	(527,830)	527,830
Buffalo Mid Cap Fund	(508,897)	508,897
Buffalo Small Cap Fund	(18,410,946)	18,410,946

The permanent differences primarily relate to net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Tax cost of Investments(a)	$1,347,122,293	$42,285,426	$68,896,547	$429,452,867	$103,548,075
Unrealized Appreciation	450,383,701	17,617,645	22,674,219	213,354,734	75,093,411
Unrealized Depreciation	(22,969,912)	(1,602,901)	(7,503,948)	(30,771,639)	(3,800,560)
Net unrealized appreciation	427,413,789	16,014,744	15,170,271	182,583,095	71,292,851
Undistributed Ordinary Income	—	58,078	—	287,327	252,448
Undistributed Long Term Capital Gain	22,359,333	—	—	1,104,919	5,380,245
Distributable earnings	22,359,333	58,078	—	1,392,246	5,632,693
Other accumulated gain/(loss)	(1,187,654)	(327,844)	(376,597)	(14,632)	(56,022)
Total accumulated gain/(loss)	448,585,468	15,744,978	14,793,674	183,960,709	76,869,522
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Tax cost of Investments(a)	$186,179,408	$263,344,979	$44,711,738	$86,344,886	$401,483,132
Unrealized Appreciation	5,845,498	84,911,988	25,698,230	51,511,454	141,359,171
Unrealized Depreciation	(3,079,736)	(10,815,921)	(1,463,043)	(2,228,008)	(28,828,284)
Net unrealized appreciation	2,765,762	74,096,067	24,235,187	49,283,446	112,530,887
Undistributed Ordinary Income	327,308	176,778	657,900	—	—
Undistributed Long Term Capital Gain	—	—	543,771	4,208,605	24,339,176
Distributable earnings	327,308	176,778	1,201,671	4,208,605	24,339,176
Other accumulated gain/(loss)	(729,806)	(1,102,239)	—	(188,044)	(2,595,647)
Total accumulated gain/(loss)	2,363,264	73,170,606	25,436,858	53,304,007	134,274,416

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of qualified late year losses, mark to market on unsettled dividends, and/or straddle loss deferrals.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

As of March 31, 2019, the Buffalo Funds had no capital loss carryovers available to offset future taxable gains.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2019. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2019.

At March 31, 2019, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

	Qualified Late Year Ordinary Losses	Qualified Late Year Capital Losses
Buffalo Discovery Fund	$1,187,654	$—
Buffalo Dividend Focus Fund	—	327,844
Buffalo Emerging Opportunities Fund	224,225	152,372
Buffalo Growth Fund	—	56,022
Buffalo High Yield Fund	—	729,806
Buffalo International Fund	—	1,156,223
Buffalo Mid Cap Fund	188,044	—
Buffalo Small Cap Fund	717,457	1,878,190

For the year ended March 31, 2019, the Buffalo International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND

Country	Gross Dividend	Taxes Withheld
Belgium	$73,129	$10,487
Bermuda	94,389	—
Brazil	34,658	3,404
Canada	72,707	10,906
Cayman Islands	2,952	—
Finland	49,105	7,366
France	728,779	305,949
Germany	1,472,576	209,607
Hong Kong	68,602	4,556
India	17,420	—
Ireland	168,476	—
Italy	40,597	6,090
Japan	262,836	26,284
Mexico	13,176	1,318
Netherlands	348,316	52,247
Norway	142,677	27,407
South Korea	47,579	7,851
Spain	154,439	22,116
Sweden	6,337	951
Switzerland	578,226	45,748
Taiwan	211,454	44,405
United Kingdom	576,367	—
United States	57,236	—
	$5,222,033	$786,692

3. RELATED PARTY TRANSACTIONS:

Effective July 1, 2019, management fees are paid to KCM at the rate of 0.85% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund, which have a management fee rate of 1.30%, 0.75%, 0.75% and 0.75%, respectively. Also effective July 1, 2019, each Fund's contractual advisory fee was reduced by 0.15%, and the Investor Class shares became subject to a 0.15% shareholder servicing fee. There was no change to the total annual operating expenses of Investor Class shares as a result of the reduction of the advisory fee and the addition of the shareholder servicing fee. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("GFS"), KCM pays GFS a fee of 30/100 of 1% (0.30%) of each Funds' average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where GFS receives 25/100 of 1% (0.25%). GFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of GFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of 0.85% of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to GFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to GFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(As a % Of Average Daily Net Assets)
Asset Level	Management Fee	GFS Fee
Assets up to $6 billion	0.85%	0.300%
Assets over $6 billion up to $7 billion	0.80%	0.275%
Assets over $7 billion up to $8 billion	0.75%	0.250%
Assets over $8 billion up to $9 billion	0.70%	0.225%
Assets over $9 billion	0.65%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers of the Funds are also officers and/or directors of KCM.

The Buffalo International Fund incurred $43,738 in custody fees during the period ended September 30, 2019, and owed $12,213 for custody fees as of September 30, 2019.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. GFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the period ended September 30, 2019 was $150,500. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM in connection with their employment with KCM.

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended September 30, 2019, were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Purchases	$806,675,947	$5,220,332	$4,485,755	$21,534,683	$32,842,940
Proceeds from Sales	$944,403,613	$5,991,098	$6,225,928	$18,959,093	$51,588,643
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Purchases	$32,765,448	$27,368,838	$2,273,149	$44,100,942	$137,762,617
Proceeds from Sales	$25,788,099	$3,886,258	$1,865,118	$34,621,641	$163,445,116

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2019.

6. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Funds during the period ended September 30, 2019.

7. SHAREHOLDER SERVICING PLAN:

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan, effective July 1, 2019, to pay a fee at an annual rate of up to 0.15% of average daily net assets of the Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers. For the period ended September 30, 2019, Investor Class Shareholder Servicing fees were as follows:

Fund:	Investor Class Shareholder Servicing Fee
Buffalo Discovery Fund	$624,964
Buffalo Dividend Focus Fund	10,992
Buffalo Emerging Opportunities Fund	22,284
Buffalo Flexible Income Fund	159,039
Buffalo Growth Fund	47,260
Buffalo High Yield Fund	26,761
Buffalo International Fund	79,036
Buffalo Large Cap Fund	13,454
Buffalo Mid Cap Fund	45,391
Buffalo Small Cap Fund	168,348

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the period ended September 30, 2019. For the period ended September 30, 2019, the quarterly average gross notional amount of derivatives held by the Fund was $3,605,130, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of September 30, 2019, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Value
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$1,313,900

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Funds as of March 31, 2019:

Derivative Investment Type	Realized Gain (Loss) on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$276,220
Derivative Investment Type	Change in Unrealized Appreciation/Depreciation on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$(206,779)

The following tables present derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of September 30, 2019:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	Gross	Gross Amounts Offset In The	Net Amounts Presented In	Gross Amounts Not Offset In The Statement Of Financial Position
Liabilities:	Amounts Of Recognized Liabilities	Statement Of Financial Position	The Statement Of Financial Position	Financial Instruments	Collateral Pledged/ Received	Net Amount
Description
Written Options	$1,313,900	$—	$1,313,900	$1,313,900	$1,313,900	$—
	$1,313,900	$—	$1,313,900	$1,313,900	$1,313,900	$—

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 30, 2020. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. During the period ended September 30, 2019, the Funds did not borrow from the line of credit.

11. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC ("Quasar"), the Fund's distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC ("Foreside") such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

(Unaudited)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Trust files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and as an exhibit to its reports on Form N-PORT (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-PORT on the SEC's website at http://www.sec.gov.

PRIVACY POLICY (UNAUDITED)

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

(Unaudited)

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

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1-800-49-BUFFALO

(1-800-492-8332)

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.buffalofunds.com

Buffalofundsemi

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1

Item 11. Controls and Procedures.

(a)         The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b)         There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for Semi-Annual Report.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour
President and Treasurer

Date	12/04/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour
President and Treasurer

Date	12/04/2019

3